UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Aeon Global Health Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AEON GLOBAL HEALTH CORP.

2225 Centennial Drive

Gainesville, Georgia 30504

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 6, 2018

To the Stockholders of

AEON GLOBAL HEALTH CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AEON GLOBAL HEALTH CORP. (“Aeon Global”) will be held at 2225 Centennial Drive, Gainesville, Georgia 30504 on December 6, 2018 at 10:00 a.m., Eastern time. The Annual Meeting of Stockholders is being held for the purpose of:

1.	Electing four (4) directors to Aeon Global’s board of directors;

2.	Holding a non-binding advisory vote on the compensation of our named executive officers;

3.	Approving amendments to Aeon Global’s 2011 Omnibus Equity Incentive Plan;

4.

Approving an amendment to Aeon Global’s Certificate of Incorporation, as amended, to continue to restrict certain transfers of its common stock in order to preserve the tax treatment of its net operating losses and other tax benefits;

5.	Ratifying the appointment of Rosenberg Rich Baker Berman, P.A., as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

6.

Authorizing an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 or 4; and

7.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on October 19, 2018, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting, it is important that your shares be represented and voted at the Annual Meeting. To ensure that your shares are represented and voted at the meeting, please either vote your shares electronically over the internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders on December 6, 2018

The Proxy Statement and our 2018 Annual Report to Stockholders

are available at: http://www.cstproxy.com/aeonglobalhealth/2018

By Order of the Board of Directors,

Hanif A. Roshan, Chairman

Dated: October 26, 2018

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EITHER VOTE BY INTERNET OR TELEPHONE, OR IF YOU REQUESTED A PROXY CARD, COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT PROMPTLY TO ENSURE REPRESENTATION OF YOUR SHARES.

AEON GLOBAL HEALTH CORP.

2225 Centennial Drive

Gainesville, Georgia 30504

PROXY STATEMENT

for

Annual Meeting of Stockholders

To Be Held on December 6, 2018

AEON GLOBAL HEALTH CORP., a Delaware corporation, is distributing and making available proxy materials, including this proxy statement, to the holders of record of shares of its common stock as of October 19, 2018 in connection with the solicitation of proxies by the board of directors of Aeon Global for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at 10:00 a.m. (Eastern time) at the company’s corporate headquarters, located at 2225 Centennial Drive, Gainesville, Georgia 30504 on December 6, 2018 and at any adjournment or postponement thereof. The proxy materials, including this proxy statement and our 2018 Annual Report, are being distributed and made available on or about October 26, 2018.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On October 19, 2018 (the “Record Date”), there were issued and outstanding 7,383,706 shares of common stock, 605,000 shares of Series D Preferred Stock (the “Series D Preferred Stock”) and 25,000 shares of Series E Preferred Stock (the “Series E Preferred Stock”). Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders.

Shares of Aeon Global’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the four (4) persons nominated by the board of directors;

2.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

3.	FOR the approval of amendments to Aeon Global’s 2011 Omnibus Equity Incentive Plan;

4.

FOR the approval of an amendment to Aeon Global’s Certificate of Incorporation, as amended, to continue to restrict certain transfers of its common stock in order to preserve the tax treatment of its net operating losses and other tax benefits;

5.	FOR the ratification of Rosenberg Rich Baker Berman, P.A., as our independent registered public accounting firm for the fiscal year ending June 30, 2019; and

6.

FOR the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 or 4; and

7.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Notice of Internet Availability of Proxy Materials

We are furnishing proxy materials to our shareholders primarily via the internet, instead of mailing printed copies of these materials to each stockholder. On October 26, 2018, we mailed to our stockholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and annual report. The Notice of Internet Availability also instructs stockholders on how to access their proxy card to vote through the internet or by telephone. This is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and conserve natural resources. However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice of Internet Availability. If a stockholder has previously elected to receive proxy materials electronically, that stockholder will continue to receive these materials via e-mail unless he or she elects otherwise.

Quorum

Under our bylaws, a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting as of the Record Date must be present at the meeting, either in person or by proxy, in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of determining whether there is a quorum. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or nominee, it can vote your shares only with respect to discretionary items, but not with respect to non-discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give instructions to your broker, bank or nominee, the shares will be treated as broker non-votes.

Vote required

Election of directors (Proposal 1) is by plurality vote, with the four nominees receiving the highest vote totals to be elected as directors of Aeon Global. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated. As a result, the four director nominees receiving the highest number of votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting will be elected to our board of directors. Accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting is required to approve the advisory vote on executive compensation in Proposal 2. Because this vote is advisory and is not binding on our board of directors, our management resources and compensation committee, which is responsible for designing and administering our executive compensation program, will consider the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

The approval of (i) the amendments to our 2011 Omnibus Equity Incentive Plan (Proposal 3); (ii) the ratification of the appointment of Rosenberg Rich Baker Berman, P.A., as our independent registered public accounting firm for fiscal 2019 (Proposal 5); and (iii) the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 or Proposal 4 (Proposal 6) each requires the affirmative vote by holders of at least a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting. A properly executed proxy marked “abstain” with respect to each of these proposals will not be voted and will have the effect of a negative vote. A failure to submit a proxy card or vote at the Annual Meeting, or “broker non-vote”, will have no effect on the outcome of these proposals.

The approval of the amendment to the Certificate of Incorporation to restrict certain transfers of common stock in order to preserve tax benefits (Proposal 4) requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of our common stock having voting power outstanding on the Record Date for the Annual Meeting. A failure to submit a proxy card or vote at the Annual Meeting, or an abstention, or “broker non-vote” for this proposal will have the same effect as a vote against its approval.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you abstain from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of stockholders. The board of directors is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the board intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.

Shares held in Street Name

If you hold your shares in street name, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. Simply follow the voting directions provided by your broker, bank or nominee regarding how to instruct your broker, bank or nominee to ensure your vote is counted. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the internet. Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares. As discussed above, if you hold your shares in “street name” through a broker, bank or other nominee, then the broker, bank or nominee who holds your shares has the authority under the applicable stock exchange rules to vote only on certain items, referred to as discretionary items, if they have not received instructions from you. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange and on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. At this Annual Meeting, we believe that Proposal 5 and Proposal 6 are considered routine items and if your shares are held by your broker in “street name” and you do not vote your shares, your brokerage firm may vote your unvoted shares on these proposals.

Under the applicable stock exchange rules, brokers, banks and nominees may not exercise discretionary voting authority and may not vote your shares with respect to Proposals 1 through 4 unless you provide them with voting instructions. Thus, if you hold your shares in street name, you must give instructions to your broker, bank or nominee in order to vote your shares on these proposals.

Manner of Voting

Voting by Proxy – Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card. Instructions for voting via the internet, by telephone and by mail are summarized below.

By Internet—If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the Notice of Internet Availability.

By Mail—You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

If you are a stockholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the internet or by telephone.

With respect to the election of directors (Proposal 1), you may either vote “FOR” all the nominees to the board or you may “WITHHOLD” your vote for any nominee you specify. For all other matters to be voted on at the Annual Meeting, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

If you sign and return your proxy card, or otherwise vote, but do not specify how you want to vote your shares, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors as described below under the caption “Recommendations of the Board of Directors”. If any other business properly comes before the stockholders for a vote at the Annual Meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy – Street Name Holders

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and internet voting are available to stockholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described above under the caption “Shares held in Street Name”.

Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the Annual Meeting and cast your vote in person. Whether or not a stockholder plans to attend the meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A stockholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a stockholder of record may come to the meeting and we will provide the stockholder with a ballot. Stockholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must bring to the meeting a legal proxy from the broker, bank or nominee issued in the stockholder’s name and confirming their beneficial ownership of the shares to be voted.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the Annual Meeting. A stockholder may revoke or change their votes on any matter by: (i) delivering a new proxy card bearing a later date to the company; (ii) notifying the Secretary of the company either in writing prior to the meeting or in person at the meeting; (iii) voting again via the telephone or internet; or (iv) attending the meeting and voting in person. If your stock is held in street name, you must follow the instructions of the broker, bank, or nominee as to how to change your vote. If you would like to obtain proxy materials or have any questions, you should refer to the instructions on the Notice of Internet Availability or contact the company at (888) 661-0225. Revocation is effective only upon receipt of such notice by our corporate secretary.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have elected to furnish our proxy materials, including this proxy statement, over the internet. Consequently, our stockholders generally will not receive paper copies of our proxy materials unless they request them. We will instead send a Notice of Internet Availability of Proxy Materials, to our stockholders of record with instructions for accessing the proxy materials and voting through the internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability and to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy of the proxy materials may also be found in the Notice of Internet Availability.

Annual Report

The Annual Report to Stockholders for the fiscal year ended June 30, 2018, including financial statements, accompanies this proxy statement. Our principal executive offices are located at 2225 Centennial Drive, Gainesville, Georgia 30504. Our telephone number is (678) 276-8412.

Corporate Information

On January 27, 2016, we completed the merger (the “Aeon Acquisition”) with Peachstate Health Management, LLC d/b/a AEON Clinical Laboratories (“Peachstate”), pursuant to a definitive Amended and Restated Agreement and Plan of Merger dated January 26, 2016, as amended on May 31, 2016 and December 15, 2016, collectively referred to herein as the “Merger Agreement”. On January 31, 2018, we changed our corporate name to Aeon Global Health Corp. Unless otherwise stated in this proxy statement, or the context otherwise requires, references to “Aeon Global,” “we,” “us,” “our,” the “Company” and similar references refer to Aeon Global Health Corp. and its subsidiaries.

Recommendations of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•	FOR election of the nominees of the board (see PROPOSAL 1);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (see PROPOSAL 2);

•	FOR the approval of the amendments to our 2011 Omnibus Equity Incentive Plan (see PROPOSAL 3);

•

FOR the approval of an amendment to the Certificate of Incorporation, as amended, to continue to restrict certain transfers of our common stock in order to preserve the tax treatment of our net operating losses and other tax benefits (see PROPOSAL 4);

•	FOR the ratification of Rosenberg Rich Baker Berman, P.A., as our independent registered public accounting firm for the fiscal year ending June 30, 2019 (see PROPOSAL 5); and

•

FOR the authorization of an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 3 or 4 (see Proposal 6).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card or otherwise vote without indicating voting selections, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at this Annual Meeting are Aeon Global’s common stock. Each share entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were 7,383,706 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director and nominee, (ii) each of the named executive officers of the company listed in the Summary Compensation Table included in this proxy statement , (iii) all directors, nominees and current executive officers as a group, and (iv) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Except as otherwise noted below, the address for each person or entity listed in the table is: Aeon Global Health Corp., 2225 Centennial Drive, Gainesville, GA 30504.

	Common Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
5% Stockholders
Ibex Investors, LLC 3200 Cherry Creek South Drive, Suite 670 Denver, Colorado 80209	627,784	(1)	8.3%

Gulzar Roy	482,419	(2)	6.5%

Sohail Ali	482,419	(2)	6.5%

Directors and Executive Officers
Hanif A. Roshan	844,339	(3)	11.4%

Charles C. Lucas III	555	(4)	*

Varinder S. Rathore, M.D.	4,261	(5)	*

Mustafa Chagani	2,222	(6)	*

Michael J. Poelking	--	(7)	*

Former Executive Officers
David C. Goldberg (former Chief Operating Officer)	--	(8)	*

All current nominees, directors and executive officers as a group (3)(4)(5)(6)(7)	851,377		11.5%

++	Unless otherwise indicated below, each director, officer and 5% stockholder has sole voting and sole investment power with respect to all shares that it beneficially owns.
#	Based on the number of shares of common stock outstanding as of the Record Date.
*	Represents less than 1% of the issued and outstanding shares of common stock as of the Record Date.
(1)

Based on Schedule 13G filed by the listed stockholder on February 2, 2018. The securities reported on this table consist of 422,272 shares of common stock and 200,000 shares of Series D Preferred Stock that are convertible into 204,679 shares of common stock by Ibex Microcap Fund, LLLP (“Ibex Microcap”). The securities reported on this table also include 833 shares of common stock held by beneficially owned by Lazarus Macro Micro Partners LLLP (“Macro Micro”).  Excluded from these totals are warrants to purchase an additional 803,738 shares of common stock that are not exercisable within 60 days of the date of this filing.  Ibex Investors, LLC (“Ibex”) is the investment adviser and general partner of Ibex Microcap and Macro Micro, and consequently may be deemed to have voting control and investment discretion over the securities owned by Ibex Microcap and Macro Micro.  Justin B. Borus is the manager of Ibex.  As a result, Mr. Borus may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Ibex.  The foregoing should not be construed in and of itself as an admission by Ibex or Mr. Borus as to beneficial ownership of the shares owned by Ibex Microcap and Macro Micro.  Each of Ibex and Mr. Borus disclaims beneficial ownership of the securities set forth in this Schedule 13G except to the extent of its or his pecuniary interests therein.

(2)

Based on Schedule 13D/A filed by the listed stockholder on July 27, 2018. Consists of shares of common stock issued at closing of the Aeon Acquisition and based on the achievement of vesting conditions described in the Merger Agreement which occurred prior to the date on which this proxy statement is filed. Excludes any subsequent issuances of common stock which may occur in accordance with the terms and conditions of the Merger Agreement and the Settlement and Restructuring Agreement dated July 19, 2018. Such shares also exclude an aggregate of (i) 174,205 unvested restricted stock units granted to the listed stockholder, which will not vest within 60 days of the date of this filing, and (ii) 64,286 restricted stock units which will not be granted unless the stockholders approve Proposal No. 3 of this proxy statement.

(3)

Based on Schedule 13D/A filed by the listed stockholder on July 27, 2018. Consists of shares of common stock issued at closing of the Aeon Acquisition and based on the achievement of vesting conditions described in the Merger Agreement which occurred prior to the date on which this proxy statement is filed.

Excludes any subsequent issuances of common stock which may occur in accordance with the terms and conditions of the Merger Agreement and the Settlement and Restructuring Agreement dated July 19, 2018. Such shares also exclude an aggregate of (i) 245,552 unvested restricted stock units which will not vest within 60 days of the date of this filing and (ii) 128,571 restricted stock units which will not be granted unless the stockholders approve Proposal No. 3 of this proxy statement.

(4)	Excludes vested options to purchase 160,653 shares of common stock which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company.
(5)

Includes vested options to purchase 2,222 shares of common stock. Excludes vested options to purchase 38,120 shares of common stock which are subject to restrictions on exercise and are not exercisable within 60 days of the date of this filing.

(6)

Includes vested options to purchase 2,222 shares of common stock. Excludes vested options to purchase 40,313 shares of common stock which are subject to restrictions on exercise and are not exercisable within 60 days of the date of this filing.

(7)	Excludes option to purchase 25,000 shares of common stock which are subject to vesting conditions, and are not exercisable within 60 days of the date of this filing.
(8)	Excludes option to purchase 25,000 shares of common stock and 32,051 restricted stock units, none of which vested as of the date of the termination of his employment.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our by-laws provide that the number of persons on the board of directors shall be between three and fifteen persons, as determined by the board of directors. Our board of directors currently consists of four members elected for a term of one year and until their successors are duly elected and qualified. Our board of directors has nominated the four persons listed below in the table captioned “Nominees and Executive Officers” for election to the board at this Annual Meeting to serve for a term of one year and until their successors are duly elected and qualified.

The affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors is required to elect the directors. All proxies received by the board of directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The board of directors knows of no reason to anticipate this will occur. All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all nominees are expected to be present at the Annual Meeting of stockholders. At the Annual Meeting of stockholders held on December 8, 2017, all of our then serving directors nominated for reelection were present either in person or remotely.

All directors hold office until the next Annual Meeting of stockholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the board of directors. There are no familial relationships between or among any of our officers or directors. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the board of directors and our current executive officers.

Nominees and Executive Officers

Name	Age	Office	Director Since

Nominees for Director

Mustafa C. Chagani.	54	Director	2016
Charles C. Lucas III	56	Director	2012
Varinder S. Rathore	47	Director	2016
Hanif A. “Sonny” Roshan.	55	Chairman of the Board and Chief Executive Officer	2016

Other Executive Officer

Michael J. Poelking	62	Chief Financial Officer, Treasurer and Principal Accounting Officer	N/A

Business Experience of Nominees

Mustafa Chagani was elected to our board of directors on January 9, 2016 and is currently the CEO of Texas International Institute of Health Professions (dba) Vcare Community Clinics, a not-for-profit community-based organization focused on providing equitable access to healthcare professions, health services to uninsured persons and economic development matters. Mr. Chagani has served in this capacity since January 2014. Prior to that, from January 2011 to October 2013, Mr. Chagani was the General Manager of the Ibn Sina Foundation and Community Medical Center, a not-for-profit organization that provides uninsured, underprivileged and underserved immigrant population of Houston reduced cost healthcare. Mr. Chagani’s professional career in the healthcare industry spans over twenty years. From July 2007 to June 2010, he held various positions at the Dow University of Health Sciences in Karachi, Pakistan, including the Director of Professional and Ancillary Services and the Project Director of the General Medical Hospital. He also previously held leadership positions at the Aga Khan University of Health Sciences. Mr. Chagani received an M.B.B.S. from the Sind Medical College in Karachi, Pakistan and a Higher Diploma in Hospital and Health Service Administration, from the South Bank University London, U.K.

Charles C. Lucas III joined our board of directors in December 2012 and served as Chairman of the Board from May 1, 2014 until January 27, 2016. He is currently the general counsel and Chief Compliance Officer of Elevation LLC, a position he has held since January 2011. Elevation LLC is an institutional broker-dealer focused on macro-based research and agency execution. Prior to joining Elevation LLC, Mr. Lucas was a partner with The McAulay Firm, an executive search firm, from 1996 to December 2010. Prior to joining The McAulay Firm, Mr. Lucas engaged in the private practice of law with the firm of Robinson, Bradshaw & Hinson, P.A. Mr. Lucas received a Bachelor of Arts degree from the University of North Carolina and a Juris Doctor from the Duke University School of Law. Mr. Lucas is active in numerous civic and philanthropic organizations and since October 2004 has been a Trustee of The Duke Endowment and since 2008 has served on the Board of Visitors of Duke University School of Law. In addition, Mr. Lucas was a member of the Board of Trustees of the University of North Carolina School of the Arts from 2006 to 2017 and served as the Chairman of this Board from 2008 to 2012. Mr. Lucas also currently serves as the general counsel and chief compliance officer and a member of the board of directors of VP Research, Inc. and as a member of the board of directors of DocuSmash, Inc., two privately held entities.

Dr. Varinder S. Rathore was elected to our board of directors on January 9, 2016 and is practicing Psychiatrist and has acted as Chief Medical Officer of Vitality Physicians Group Practice, P.C. since February 2013, and provides mental health and medical services to the patient population of the organization. Prior to that, from 2008 to January 2013, he practiced at the Albert Einstein Medical Center and was an Assistant Professor in the Department of Psychiatry. Dr. Rathore graduated with a degree in Biology from New York University and received his Medical Degree from St. George’s University School of Medicine. Dr. Rathore is double board certified in General Psychiatry and Addiction Psychiatry.

Hanif A. (“Sonny”) Roshan co-founded AEON in June 2010, and has served as its Chairman since that time. He has served as our Chairman since January 27, 2016, as our Chief Executive Officer since August 7, 2016 and as a director since February 15, 2016. Mr. Roshan also served as the Company’s interim principal accounting officer from January 31, 2017 to September 11, 2017. From January 2000 to August 2010, Mr. Roshan served as the Chief Executive Officer of Universal Medical Services, LLC. In 2008, Mr. Roshan founded a chain of retail primary care clinics. Mr. Roshan also co-founded Palms Recovery Corporation, a provider of treatment for addiction, alcoholism, and dual diagnosis. Mr. Roshan also served as the Chief Financial Officer of Aeon Foundation from August 2013 to January 2015.

Qualifications of Nominees

Our independent directors have evaluated and recommended each of the nominees currently standing for election at the Annual Meeting. The following table summarizes highlights the specific experience, qualifications, attributes or skills of the director nominees that led to the conclusion that the nominee should serve as a director of Aeon Global:

Nominees	Relevant Experience and Qualifications
Mustafa Chagani	Mr. Chagani has extensive experience in the health care field and has been in the healthcare industry for over 20 years. He is currently Chief Executive Officer of Texas International Institute of Health Professions (dba) Vcare Community Clinics, a not-for-profit community-based organization focused on providing equitable access to healthcare professions, health services to uninsured persons and economic development matters.

Charles C. Lucas III	Significant business and legal experience, including his executive positions with Elevation LLC and The McAulay Firm. Significant experience in governance and leadership derived from his positions as a trustee of The Duke Endowment and service on the Board of Visitors of Duke University School of Law and the Board of Trustees of the University of North Carolina School of the Arts.

Varinder S. Rathore

Dr. Rathore is a practicing Psychiatrist and has acted as Chief Medical Officer of Vitality Physicians Group Practice, P.C. since February 2013. As a practicing Psychiatrist, Dr. Rathore has significant and practical knowledge of the health care system, including billing related issues.

Hanif A. (“Sonny”) Roshan	Mr. Roshan founded AEON and serves as our Chairman and Chief Executive Officer. We provide toxicology and genetic laboratory testing services to physicians and medical clinics in 48 states.

Business Experience of Other Executive Officer

Michael J. Poelking was appointed as our Chief Financial Officer and Treasurer in September 2017. Mr. Poelking has extensive expertise in the health care finance field with both large and small companies. Before being named as our Chief Financial Officer and Treasurer, he was initially hired as our Senior Director of Finance in July 2017. Prior to that, he provided Chief Financial Officer consulting services to One Direct Health Network, Inc., an early stage medical service company specializing in the home health industry from July 2016 to May 2017. From June 2014 to June 2016, he served as Chief Financial Officer of Amendia, Inc., a firm which designs and markets Class II and Class III medical devices, paired with biologics distribution. Earlier in his career, he served as Chief Financial Officer of HyGreen, Inc. from May 2011 to September 2012 and Inviro Medical, Inc. from 2006 until April 2011. He has also held finance and senior operations positions with several other medium-sized healthcare organizations, as well as at Wilson Sporting Goods Company, where he was the Director of Corporate Accounting & Reporting. Mr. Poelking received a Masters in Business Administration and B.B.A. in Accounting from Loyola University Chicago.

Meetings of the Board of Directors; Independence

During the fiscal year ended June 30, 2018, our board of directors met on 7 occasions and acted on unanimous written consent on 7 occasions. No member of the board of directors attended less than 75% of the aggregate number of (i) the total number of meetings of the board of directors or (ii) the total number of meetings held by all committees of the board of directors during the fiscal year ended June 30, 2018. Our independent directors meet in executive sessions periodically during the course of the year.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a stockholder. Our board of directors consults with legal counsel to ensure that our board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our board of directors reviewed all relevant transactions or relationships between each director, or any of his family members, and we affirmatively determined that the following four of our directors are independent within the meaning of the applicable Nasdaq listing standards: Mustafa Chagani, Charles C. Lucas III, and Varinder Rathore. In considering their independence, our board considered each of the relationships and transactions involving our directors described below under the caption “Certain Relationships and Related Transactions”. Mr. Roshan is not an independent director due to the fact that he serves as our chief executive officer.

Composition of our Board of Directors

        Our board of directors currently consists of four members. Under the terms of the Merger Agreement in the Aeon Acquisition, the former members of AEON were entitled to nominate and have serve two persons to the board of directors of the Company. Pursuant to the Merger Agreement, effective on the closing of the Aeon Acquisition, Mr. Roshan was appointed as the Chairman of the Company and his election to the board was effective on February 15, 2016. However, these board composition provisions terminated upon the effectiveness of the Settlement and Restructuring Agreement that we entered into in July 2018 and there are no contractual obligations regarding the election of our directors.

Committees of the Board

Our board of directors currently has the following committees, the audit committee and the management resources and compensation committee. Effective with the closing of the Aeon Acquisition, two of the three members of the nominating and corporate governance committee resigned from service on such committee. Due to the relatively small size of the current board of directors, the board of directors has not reconstituted the membership of the nominating and corporate governance committee as of yet. The board of directors anticipates reorganizing the membership of this committee during the current fiscal year. Accordingly, at the present time, all matters relating to nominations and other matters within the scope of responsibilities of the nominating and corporate governance committee are considered and acted upon by our board of directors. All of the members of our audit committee meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations and all of the members of our management resources and compensation committee satisfy the applicable independence standards.

Audit Committee. From July 1, 2017 until December 8, 2017, the members of the audit committee were Marc Horowitz (chairman) and Charles C. Lucas. From and after December 8, 2017, the members of the audit committee were Charles C. Lucas (chairman) and Mustafa Chagani. Each of the individuals that serve on the audit committee is, and that served on the audit committee during our fiscal year ended June 30, 2018 was, an independent member of our board of directors. In addition, the board of directors has determined that the members of the audit committee that served during fiscal 2018 and at present meet the additional independence criteria required for audit committee membership set forth in Rule 10 A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended. The audit committee acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management the finances, financial condition and our interim financial statements; (iii) review with our independent auditors the year-end financial statements; and (iv) review implementation with the independent auditors and management any action recommended by the independent auditors. Our board of directors adopted a Restated and Amended Charter governing the activities of the audit committee, which is available on our corporate website at www.aeonglobalhealth.com under the following tabs: “investors—corporate governance”. During the fiscal year ended June 30, 2018, the audit committee met on 5 occasions and acted on unanimous written consent on one occasion.

Audit Committee Financial Expert. Our board of directors has determined that audit committee member Charles C. Lucas is our audit committee financial expert, as defined under applicable SEC regulations, and is an independent member of our board.

Management Resources and Compensation Committee. During our 2018 fiscal year, the members of the management resources and compensation committee were Charles C. Lucas (chairman) and Mustafa Chagani. Each of the individuals that currently serve on this committee is, and that served on this committee during our fiscal year ended June 30, 2018 was, an independent member of our board of directors. The functions of this committee include administration of our equity compensation programs and the negotiation and review of all employment agreements of our executive officers. During the fiscal year ended June 30, 2018, this committee held two meetings. The management resources and compensation committee has authority to select, engage, compensate and terminate independent compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions. The management resources and compensation committee is governed by a written charter approved by our board of directors which is available on our corporate web site at www.aeonglobalhealth.com under the following tabs: “investors—corporate governance”.

Corporate Governance

We maintain a corporate governance page on our corporate website which includes important information about our corporate governance practices, including our Corporate Governance Policies, our Code of Ethics and Conduct, and charters for the committees of the board of directors. The corporate governance page can be found at www.aeonglobalhealth.com, by clicking on “investors—corporate governance.”

Corporate Governance Policies

Our board has adopted corporate governance policies to provide for enhanced accountability to stockholders. The board is elected by our stockholders to oversee the management and conduct of our business. The directors should exercise their business judgment in good faith and in what they reasonably believe to be our best interests. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The board of directors has adopted corporate governance policies;

•	A majority of the board members are independent;

•

All members of our substantive board committee are independent, subject to the limited exceptions which may be permitted by the corporate governance requirements of the securities exchange on which our shares of common stock are listed;

•	The independent members of the board meet regularly without the presence of other directors;

•	We have adopted a clear code of business conduct that is monitored by senior management and is affirmed by our employees;

•	The charters of the board committees clearly establish their respective roles and responsibilities;

•	Our audit committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

•

We have adopted a code of ethics and conduct that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer; and

•

The board and its committees have the right at any time to retain independent financial, legal or other advisors, and the company shall pay all expenses incurred in connection with such independent advisors.

Board Leadership Structure

On an annual basis, our board of directors appoints a member of the board to serve as its chairman. Following the closing of the Aeon Acquisition, Mr. Roshan was designated as the Chairman of the Board.

Board’s Role in Oversight of Risk.

The board of directors does not have a separate risk oversight body but rather manages risk directly. The board of directors mitigates risks through discussing with management the appropriate level of risk for the company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks. Further, the audit committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the audit committee charter. Our audit committee charter provides that the audit committee is responsible for monitoring material financial and operating risks of the company. On a quarterly basis, management reports to the audit committee regarding our various risk areas. In addition, each of the other committees of the board of directors considers risks within its area of responsibility.

Procedures for Determining Executive and Director Compensation

The management resources and compensation committee was formed to, among other things, assist our board of directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the compensation committee has authority to determine the amount, form and terms of compensation of our chief executive officer and other officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our chief executive officer and other officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our chief executive officer and other officers. The committee is responsible for reviewing, at least annually, the performance of our chief executive officer and other officers, including in light of any goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation. In accordance with its charter, the committee also has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. In addition, the committee has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our chief executive officer and other officers. With respect to non-employee director compensation, the committee reviews such compensation practices and policies and makes recommendations to our board of directors as to the amount, form and terms of non-employee director compensation.

The management resources and compensation committee did not retain outside consultants during the 2018 fiscal year to assist it in implementing these policies or making specific decisions relating to executive compensation. However, the committee does, from time to time, review general information regarding the compensation practices of other companies, including some that may compete with Aeon Global for the services of its executives and employees and that information is a factor used by the committee in its decisions and in its general oversight of compensation practices. However, the committee does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

With respect to fiscal 2018 compensation for our executives, the management resources and compensation committee considered recommendations made by the chief executive officer with respect to determinations of the types and amounts of compensation to be paid to the other executive officers and also discussed with the chief executive officer the types and amounts that were considered appropriate to pay each of them in light of the amounts being recommended for the other executives. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the management resources and compensation committee regarding these matters. Within the context of the overall objectives of our compensation program, we determined the specific amounts of compensation to be paid to each of our executives during fiscal 2018 based on a number of factors including: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; our executives’ performance during the fiscal year in general and as measured against predetermined company and individual performance goals; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation and performance at our company; and any contractual commitments we have made to our executives regarding compensation. Such information is reflected in the Summary Compensation Table under “Executive Compensation” below.

Evaluation of Board Candidates and Stockholder Nominees

Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, concern for the long-term interests of the stockholders, whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The board has not relied upon third-party search firms to identify board candidates; rather it relies on recommendations from a variety of business contacts, including current officers, directors and stockholders, as a source for potential board candidates. Although the company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the board of directors (or the nominating and corporate governance committee) will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our company. Nominees for the board of directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. We may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the board of directors, the board or nominating and corporate governance committee considers these factors in the light of the specific needs of the board of directors at that time. As stated above, given the relatively small size of the board, our board currently acts as a whole with respect to the consideration of nominees for election to the board.

Our policy with respect to stockholder nominees require that the we evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees. Our policy is to consider suggestions for board membership submitted by stockholders in accordance with the following. Stockholders may nominate qualified director candidates for consideration by delivering notice to our corporate secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading “Stockholder Proposals.” The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the board. The board or nominating and corporate governance committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the board of directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the board will determine the individuals to be nominated for election to the board. We may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Stockholders may contact the board of directors or a specified individual director by writing to the secretary of the company at Aeon Global Health Corp., 2225 Centennial Drive, Gainesville, Georgia 30504. Our corporate secretary will relay all such communications to the board of directors, or individual members, as appropriate.

Code of Ethics and Conduct

On July 31, 2003, our board of directors approved our Code of Ethics and Conduct. Our Code of Ethics and Conduct covers all our employees and directors, including our chief executive officer and chief financial officer. During the fiscal year ended June 30, 2018, we did not waive any provisions of the Code of Ethics and Conduct. Our Code of Ethics and Conduct was filed as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2003. We have also posted our Code of Ethics and Conduct on our web site at www.aeonglobalhealth.com, under the following tabs: “investors—corporate governance”. We will post any amendments to or waivers from our Code of Ethics and Conduct at that location.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of the company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of its common stock and other equity securities. Such persons are required by the SEC to furnish the Company with copies of all Section 16(a) forms that they file. To the company’s knowledge, based solely on a review of the copies of such reports furnished to the company and written representations from certain reporting persons, all required Section 16(a) filings applicable to its directors, executive officers and greater-than-ten-percent beneficial owners were properly filed during the fiscal year ended June 30, 2018.

Director Compensation

During the 2018 fiscal year, the following compensation policy applied for our non-employee directors:

•	The annual director fee for our non-executive directors was $30,000;

•

Board and Committee chairmen are paid an additional annual fee as follows: (a) chairman of the board—$25,000 per annum; (b) chairman of the audit committee—$15,000 per annum; (c) chairman of the management resources and compensation committee—$7,500 per annum; and (d) other committee chairmen—$5,000 per annum; and

•

Meeting fees for our independent directors are $1,500 for each meeting of the board of directors, and $1,500 for each meeting of a committee of the board of directors. For meetings held by conference call, fees are $750 per meeting. Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

Under our non-employee director compensation policy, all director fees earned during fiscal 2018 were to be paid in the form of either non-qualified stock options or restricted shares of common stock to be issued under the 2011 Plan. As director fees are payable on a quarterly basis in arrears, the securities to be issued to our non-employee directors for each fiscal quarter while this policy is in effect are issued following the close of each such fiscal quarter. If a non-employee director elects to receive payment of director fees in the form of non-qualified stock options, the number of options issued will be calculated by dividing the cash amount to be converted into options by the fair value of an option as determined by the Black-Scholes option pricing model as of the last trading day of each fiscal quarter. If a non-employee director elects to receive payment in restricted shares, the number of shares to be issued to such director will be determined as described above. Restricted shares will be restricted from public resale in accordance with the provisions of Rule 144, as adopted by the SEC under the Securities Act of 1933, as amended. The options to be granted to non-employee directors under the 2011 Plan are exercisable for a period of ten years from the grant date. The exercise price of such options shall be equal to the fair market value of common stock on the grant date, as determined under the 2011 Plan. Upon the termination of service of a director, these options shall remain exercisable to the same extent as pertains to the annual option awards granted to non-employee directors, as described above. However, for the fiscal quarters ended December 31, 2017, March 31, 2018 and June 30, 2018, our non-employee directors waived the director fees that would have been paid to them for each such period.

In addition, under our director compensation policy, each non-employee director will receive (i) upon initial election to the board of directors, a non-statutory stock option, granted under the 2011 Plan, for the purchase of 2,222 shares of the company’s common stock which vests immediately upon election and (ii) an annual stock option grant, to be granted under the 2011 Plan, on September 1, for the purchase of 1,667 shares of the company’s common stock which also vests immediately; provided, that any non-employee director, who has not served as a director for an entire year prior to September 1st of the reference year shall receive a pro rata number of options determined as follows:

Date of Membership	Options Granted
September 1 through November 30	1,667
December 1 through February 28	1,250
March 1 through May 30	833
June 1 through August 31	389

On September 1, 2017, we granted an aggregate of 6,668 options to our non-employee directors pursuant to the 2011 Plan. These options have an exercise price of $1.65 and are exercisable for a period of ten years from the grant date. The exercise price of such options is equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. The options are not exercisable until the expiration of the protective provisions currently set forth in our certificate of incorporation designed to prevent certain transfers of common stock that could result in an ownership change under Section 382 of the Internal Revenue Code and, therefore, materially inhibit the Company’s ability to utilize its net operating losses under federal tax laws, without giving effect to any extension of the duration of such provisions which would exist upon the approval of Proposal No. 4 in this proxy statement. With respect to such options, upon the termination of service of a director, options shall terminate on last to occur of (i) the first anniversary of the initial exercise date of such options or (ii) the fifth anniversary of the date of termination of service, except that if termination of service is due to optionee’s death or permanent disability (as determined by the board), the option shall terminate on the earlier of the expiration date of such option or 12 months following the date of death or termination for permanent disability and if an optionee is removed from the board for cause, as determined by the board, the option awards held by such optionee would terminate immediately upon removal. Further, on September 1, 2018, a granted a total of 5,001 options to our non-employee directors pursuant to 2011 Plan with an exercise price of $0.67 per share, which was equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. The options granted as of September 1, 2018 have the same terms and conditions as those granted September 1, 2017.

Further, in July 2011, the board also adopted stock ownership guidelines applicable to our non-employee directors. The Non-Employee Director Stock Ownership Guidelines require all non-employee directors to hold shares of our common stock with a value equal to four times the amount of the base annual retainer fee paid to non-employee directors for service on the board, excluding additional committee retainer fees, if any. This ownership guideline is initially calculated using the base annual retainer fee for service as a non-employee director as of the date we adopted these guidelines for current directors or for any new members of our board, such person first became subject to the guidelines. These ownership guidelines will be re-calculated following any adjustment to the applicable annual non-employee director retainer fees. These guidelines will be based on the applicable annual board retainer fee in effect on such calculation date. Non-employee directors are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted and the date the person first became a non-employee member of the board. Shares that count toward satisfaction of the guidelines include shares owned outright by the director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the director or his or her family. Unexercised and/or unvested equity awards do not count toward satisfaction of the guidelines. The value of a share will be measured on the date of the company’s annual meeting each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of the company’s stock. The purchase price for shares acquired pursuant to restricted stock units, performance shares and other similar full value awards is zero. Our Non-Employee Director Stock Ownership Guidelines may be waived, at the discretion of the board’s management resources and compensation committee if compliance would create undue hardship or prevent a director from complying with a court order, as in the case of a divorce settlement.

On September 26, 2018, our board of directors approved a new compensation policy for our non-employee directors, which supersedes our prior director compensation policy in all respects. Under the new director compensation policy, each of our non-employee directors will receive an annual grant of 30,000 non-qualified stock options, which, provided that Proposal No. 3 of this proxy statement is approved, shall be granted under the 2011 Plan as of the meeting date of our annual meeting of stockholders commencing with the 2018 Annual Meeting. Each such option will be exercisable for a period of ten years from the grant date, shall vest on the one year anniversary of the grant date, and otherwise have the same terms as were applicable to the options granted under our prior director compensation policy, which are described above. If any non-employee director has not served as a director for an entire year prior to the grant date, such person shall receive a pro rata number of options based on the number of months such person has served on the board. In approving such new director compensation policy, the board eliminated the payment of cash fees in order to facilitate the improvement of our cash flows from operations. The board may modify this policy during the current fiscal year, including by reinstating cash fees, in the event it determines that our operations would support such measures.

A summary of non-executive director compensation for the fiscal year ended June 30, 2018 is as follows:

Summary of Non-Executive Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles C. Lucas III	$—	$—	$8,032	$—	$—	$—	$8,032

Mustafa Chagani	$—	$—	$5,792	$—	$—	$—	$5,792

Varinder Rathore	$—	$—	$5,792	$—	$—	$—	$5,792

Marc A. Horowitz (4)	$—	$—	$8,393	$—	$—	$—	$8,393

(1)

As of June 30, 2018, each of our then current non-executive directors had the following number of options outstanding: Mr. Lucas—158,987 options; Mr. Chagani—40,868 options; and Dr. Rathore—38,675. Excludes options granted subsequent to the end of our 2018 fiscal year.

(2)

During fiscal 2018, our then-current non-executive directors earned options in lieu of cash director fees as follows: Mr. Lucas—11,396 options; Mr. Horowitz—11,983 options; Mr. Chagani—7,754; and Dr. Rathore—7,754. Further, during fiscal 2018, on September 1, 2017, we issued our then-current non-employee directors an annual option award of 1,667 options, consistent with our then-current director compensation policy.

(3)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2018 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to 2018. A discussion of the methods used to calculate these values may be found in Note 9 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

(4)	Mr. Horowitz’s tenure as a member of the board of directors ended December 8, 2017. As of such date, he had a total of 108,553 options outstanding.

We have entered into indemnification agreements with each of our non-employee board members. The indemnification agreements provide, subject to the procedures, limitations and exclusions set forth in the agreements: (i) that we will indemnify the indemnitee to the fullest extent permitted by applicable law in the event the indemnitee is, or is threatened to be made, a party to or a participant in an action, suit or other proceeding by reason of the fact that the indemnitee is or was one of our directors or is or was serving at our request as a director, officer, employee, agent or fiduciary of another enterprise; (ii) that we will advance, to the fullest extent not prohibited by applicable law, the expenses incurred by the indemnitee in connection with any such proceeding; (iii) that the rights of the indemnitee under the agreement are in addition to any other rights the indemnitee may have otherwise; and (iv) that the agreement shall continue until and terminate 10 years after the latest date that the indemnitee shall have ceased to serve as one of our directors or as a director, officer, employee, agent or fiduciary of any other enterprise at our request. We are required to advance such person’s expenses in connection with his or her defense, provided that the indemnitee undertakes to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by us.

Report of the Audit Committee

The audit committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter, as amended and restated on July 31, 2003. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Rosenberg Rich Baker Berman, P.A., is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the audit committee:

•	reviewed and discussed the audited financial statements in the Annual Report with management and Aeon Global’s independent registered accounting firm;

•

has received from, and discussed with, our independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by AS 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board and approved by the Securities and Exchange Commission;

•

has received the written disclosures and the letter from our independent registered public accounting firm required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board, and has discussed with our independent registered public accounting firm their independence;

•

discussed with management and the independent registered public accountants the quality and adequacy of the company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks; and

•

based on the review and discussions referred to above, the audit committee recommended to the board of directors of Aeon Global that the audited financial statements be included in Aeon Global’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for filing with the Commission.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By the audit committee of the board of directors of Aeon Global Health Corp.:

/s/ Charles C. Lucas and Mustafa Chagani

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the Annual Meeting is required for the approval of the nominees for directors. THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 1.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

             We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the management resources and compensation committee with respect to the fiscal year ended June 30, 2018. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The board believes this link between compensation and the achievement of our near- and long-term business goals will help drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the company or the board of directors (or any committee thereof), creates or implies any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our management resources and compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Section 14A of the Exchange Act also requires that stockholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2013 Annual Meeting of Stockholders held on June 25, 2013, our stockholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our board.  Our board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this Proposal 2. THE BOARD OF DIRECTORS BELIEVES THAT VOTING FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3

PROPOSAL TO APPROVE AMENDMENTS TO OUR

2011 OMNIBUS EQUITY INCENTIVE PLAN

We are requesting stockholder approval of amendments to our 2011 Omnibus Equity Incentive Plan, or the 2011 Plan. The board has approved the amendments to the 2011 Plan on September 26, 2018, subject to stockholder approval. The 2011 Plan, as amended, will become effective immediately upon stockholder approval of this proposal at the Annual Meeting. As described more fully below, the amendments to the 2011 Plan would, among other things, reserve an additional 3,000,000 shares for issuance under the plan.

Overview

The board requests that stockholders approve the proposed amendments to our 2011 Plan, which amends the existing 2011 Plan to: (i) increase the number of shares of our common stock authorized for issuance under the 2011 Plan by 3,000,000 shares and (ii) modify provisions of the 2011 Plan regarding performance awards to retain a broad ability for the board to grant performance awards, while eliminating plan provisions applicable to such awards that were intended to comply with the requirements of former Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”).

Background

The existing 2011 Plan was approved by our stockholders on August 23, 2011 and subsequently amended, most recently on July 11, 2016, to increase the total number of shares reserved for issuance under the plan to the current level of 1,744,444 shares. As of the Record Date, options to purchase 786,239 shares of common stock were outstanding, 715,391 shares of common stock were subject to outstanding restricted stock units, or RSUs, 53,213 shares of common stock were granted as restricted stock to our non-employee directors, and 189,601 shares of common stock remained available for grant. As of the Record Date, the outstanding options had a weighted average exercise price of approximately $4.39 per share and a weighted average remaining term of 7.12 years. As of the Record Date, the closing price of our common stock was $0.80 per share. Presently, we only grant equity compensation awards under the 2011 Plan.

The purpose of the amendments to the 2011 Plan (the “Amended 2011 Plan”) is to increase the aggregate number of shares of our common stock which may be issued pursuant to awards under the 2011 Plan by 3,000,000 shares from 1,744,444 shares to 4,744,444 shares and to reflect the impact of the Tax Cuts and Jobs Act of 2017 on the effect of granting performance-based compensation awards, which legislation eliminated the “performance-based compensation” exception to the deduction limitation of Section 162(m) of the Code. Stockholder approval of the Amended 2011 Plan is also necessary to enable us to grant stock options intended to qualify as incentive stock options (ISOs) under Section 422 of the Code. If this Proposal No. 3 is approved by our stockholders, the Amended 2011 Plan will become effective upon the date of the annual meeting.

If stockholders do not approve this Proposal No. 3, the proposed additional 3,000,000 shares will not be available for issuance under the Amended 2011 Plan and our ability to meet our compensation objectives would be impaired. Unless and until our stockholders approve the Amended 2011 Plan, we will continue to grant awards under the terms of the 2011 Plan, as originally approved by our stockholders, from the shares available for issuance under the 2011 Plan, without regard to the amendment being proposed in this Proposal 3. If the proposed Amended 2011 Plan is approved, the number of shares of our common stock that may be authorized for grant pursuant to awards under the 2011 Plan will be increased by 3,000,000 shares to 4,744,444 shares, which shares will be available for additional awards under the Amended 2011 Plan.

With respect to performance-based compensation awards, since the Tax Cuts and Jobs Act of 2017 eliminated the exception to the deduction limitation of Section 162(m) of the Code, in no event will we be entitled to compensation deductions for performance-based compensation awards regardless of the outcome of the stockholders’ vote on this proposal. If our stockholders approve the 2011 Plan, then the 2011 Plan will be modified to eliminate the provisions relating to such awards that were intended to comply with former Section 162(m) of the Code. However, we will continue to be able to grant performance-based compensation awards in order to appropriately incentivize executives and link executive pay to performance.

Reasons for the Proposal

The 2011 Plan has served as an important part of our overall compensation program. The 2011 Plan enabled us to grant equity-based compensation awards designed to provide an additional incentive for our employees, directors, service providers and employees or service providers of our affiliates who are critical to the achievement of our long-term financial and strategic goals. We believe that the Amended 2011 Plan, which amends the 2011 Plan to increase by 3,000,000 the shares of our common stock authorized for issuance under the 2011 Plan, supports our ability to attract, motivate and retain the most competent and skilled employees, service providers and employees or service providers of our affiliates. Awards made under the 2011 Plan, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards, are designed to align the individual interests of our employees with the interests of our stockholders and reward them for the creation of long-term stockholder value.

The Amended 2011 Plan is intended to be a broad-based plan that allows for the issuance of equity awards within our organization. Approximately 35 employees, or about 42% of our employee population, currently participate in our equity incentive compensation programs. In addition, our non-employee directors, consultants and advisors are eligible to participate in our equity incentive compensation programs. The board believes that approving the Amended 2011 Plan is appropriate and in the best interests of stockholders given the highly competitive environment in which we recruit and retain employees and our historical rate of issuing equity awards. Our board and management will carefully consider all proposed grants under the Amended 2011 Plan.

We believe that the number of shares currently available for issuance under the 2011 Plan is not be sufficient in view of our compensation structure and strategy and that the availability of the additional shares sought in this proposal will ensure that we continue to have a sufficient number of shares of our common stock authorized for issuance of awards under the 2011 Plan. As a result, the board has approved the Amended 2011 Plan, subject to the approval of our stockholders at the Annual Meeting. As stated above, as of the Record Date, there were 189,601 shares of our common stock available for future issuance under the 2011 Plan, which is our only plan under which equity awards can currently be made to employee, affiliates and directors.

In making the recommendation to increase the 2011 Plan’s share reserve by an additional 3,000,000, we considered a number of factors, including:

Importance of Long-Term Equity Incentives. Long-term equity incentives are an important component of our compensation program, motivating employees, service providers and employees or service providers of our affiliates to make decisions that focus on creating long-term value for stockholders, aligning executives’ interests with the interests of stockholders and serving as an effective employment recruitment and retention tool.

Expected Duration. If this proposal is approved by our stockholders, we expect that the shares available for future awards under the Amended 2011 Plan will be sufficient for currently-anticipated awards under the 2011 Plan for the foreseeable future. Our expectations are informed by the historic rates of equity award issuances and our currently anticipated needs. Expectations regarding future share usage, however, could be impacted by a number of factors such as hiring and promotion activity at the executive level; the rate at which shares are returned to the 2011 Plan reserve upon awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

We recognize that equity compensation awards dilute stockholder equity and must be used judiciously. We believe our historical share usage has been responsible toward and mindful of the stockholders’ interests. Among the factors the board considered in determining the appropriate size of the increase to the share reserve for our Amended 2011 Plan was our prior grant history, its range of potential future uses of equity compensation and the current levels of cash generated from operations. The following table sets forth the number of shares for outstanding and authorized awards under the 2011 Plan as of June 30, 2018, and the number of shares we are asking stockholders to authorize for future issuance under the Amended 2011 Plan, along with the total shares as a percentage of the fully diluted common shares outstanding:

	Total Shares	Total Shares as a Percent of Fully Diluted Common Shares Outstanding (1)
Current shares for outstanding awards and authorized for issuance under the 2011 Plan	1,744,444	8.2%
Additional shares requested for future issuance under the 2011 Plan	3,000,000	14.1%
Total (if approved by stockholders)	4,744,444	22.3%

(1) Fully diluted common shares outstanding comprises current shares for outstanding awards and authorized for issuance under the 2011 Plan and additional shares requested for future issuance under the Amended 2011 Plan, totaling 4,744,444 shares, plus as of June 30, 2018 (i) the total common shares outstanding of 7,249,370, (ii) the total of 2,500,000 shares of common stock we will issue in February 2019 under the terms of the Settlement and Restructuring Agreement dated July 24, 2018, (iii) the total of 3,458,826 common shares underlying outstanding warrants, and (iv) the total of 3,348,024 common shares underlying outstanding shares of convertible preferred stock and convertible debentures.

If the proposed share increase to the Amended 2011 Plan is approved, the maximum aggregate number of shares we are requesting our stockholders to authorize under the Amended 2011 Plan represents approximately 14.1% of the number of shares of our total common stock outstanding on June 30, 2018, determined on a fully diluted basis (as calculated above). The following table sets forth the number of shares we have granted during our last three fiscal years and our annual and three-year average burn rate (number of shares granted during the year, divided by weighted average common shares outstanding).

	Fiscal 2018	Fiscal 2017	Fiscal 2016	Three-Year Average
Stock Options Granted	95,555	226,295	195,534	172,461
Restricted Stock Units Granted	405,391	411,429	--	272,273
Weighted Average Common Shares Outstanding	7,249,370	7,188,900	4,017,210	6,151,826
Burn Rate	6.9%	8.9%	4.8%	7.24%

Purpose of Amended 2011 Plan

The purpose of the Amended 2011 Plan is to promote the success and enhance the value of Aeon Global by linking the personal interests of the members of the board and our employees, officers and consultants to those of our stockholders and by providing the individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The Amended 2011 Plan is further intended to provide us flexibility in our ability to motivate, attract and retain the services of members of the board and our employees, officers and consultants and those of our subsidiaries upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

The board believes that we compete with numerous other companies for a limited number of talented persons. As a result, it is important that the company be able to provide incentives to such persons. Since we must carefully manage our cash resources, our board believes that equity compensation awards must play an important role in attracting employees, executives, board members and consultants. It is the board’s opinion that the grant of stock options and other equity awards has several attractive characteristics, both to the recipient and to us. First, granting stock options and other equity awards provide incentive to individuals because they share in the growth of our company. In this manner, employees, non-employee directors and consultants have the same interest as the stockholders. Second, the grant of equity-based awards preserves our cash resources. Accordingly, the board believes that the adoption of the Amended 2011 Plan is in the best interests of Aeon Global and its stockholders.

Summary of the Amended 2011 Plan

The material features of the Amended 2011 Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended 2011 Plan itself which is attached to this proxy statement as Exhibit A. In addition, a copy of the Amended 2011 Plan, as proposed, may be obtained by making a written request to our Corporate Secretary at Aeon Global Health Corp., 2225 Centennial Drive, Gainesville, Georgia 30504.

Shares Available. If the Amended 2011 Plan is approved by our stockholders, the maximum number of shares of our common stock that will be available for awards under the Amended 2011 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below), is 4,744,444 shares. If any shares of common stock subject to an award under the Amended 2011 Plan are forfeited, expire or are settled for cash (in whole or in part), the shares subject to the award may be used again for awards under the Amended 2011 Plan to the extent of the forfeiture, expiration or cash settlement.

Shares of our common stock under awards made under the Amended 2011 Plan in substitution or exchange for awards granted by a company acquired by us or a subsidiary, or with which we or a subsidiary combine, do not reduce the maximum number of shares that are available for awards under the Amended 2011 Plan. In addition, if a company acquired by us or a subsidiary, or with which we or a subsidiary combine, has shares remaining available under a plan approved by its stockholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the Amended 2011 Plan and will not reduce the maximum number of shares of our common stock that are available for awards under the Amended 2011 Plan; provided, however that awards using such available shares shall not be made after the date awards or grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not our employees or directors prior to the acquisition or combination.

Eligibility. Options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the Amended 2011 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or non-statutory stock options. Awards may be granted under the Amended 2011 Plan to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees. As of the Record Date, approximately                individuals, including our employees and executive officers and three (3) non-employee directors, were eligible to receive awards under the Amended 2011 Plan.

Limits on Awards to Participants. Subject to adjustment as provided for in the Amended 2011 Plan, no participant may (i) be granted options or SARs during any 12-month period with respect to more than 1,250,000 shares and (ii) earn more than 1,250,000 shares for each twelve (12) months in the vesting period or performance period with respect to restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable limitation.

Administration. Subject to the reservation of authority by our board of directors to administer the Amended 2011 Plan and act as the committee thereunder, the Amended 2011 Plan will be administered by the Management Resources and Compensation Committee (or a subcommittee) which shall consist of at least two members of our board of directors, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” under Section 162(m) of the Code (to the extent the board of directors has members meeting such qualifications) and an “independent director” under the rules of the principal U.S. national securities exchange on which our common stock is traded (the “Principal Exchange”), to the extent required by such rules (the “Committee”). The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the Amended 2011 Plan. The Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the Amended 2011 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the Principal Exchange), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Committee pursuant to the Amended 2011 Plan to cancel or suspend awards under the Amended 2011 Plan to key employees who are not directors or executive officers of the company.

Terms of Awards

Stock Options. The Committee may grant either non-statutory stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Committee. The Amended 2011 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the participant, any other form of consideration approved by the Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the Amended 2011 Plan will expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the Amended 2011 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the Amended 2011 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the Amended 2011 Plan, and are also available as a form of payment of performance awards granted under the Amended 2011 Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on restricted stock unit awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Other Share-Based Awards. The Amended 2011 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Such awards may be granted above or in addition to other awards under the Amended 2011 Plan. Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. At the Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the company’s common stock; (y) the growth in the value of an investment in the company’s common stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock units or other share-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The Amended 2011 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the company) unless stockholder approval is obtained. For purposes of the Amended 2011 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the Amended 2011 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of our common stock (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by the company or a subsidiary or with which the company or a subsidiary combines), or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

Non-transferability of Awards. No award under the Amended 2011 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the Amended 2011 Plan and awards will be made as the Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the Amended 2011 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the Amended 2011 Plan, and the limits on the number of awards that any person may receive.

Adjustments upon Merger or Change in Control. The Amended 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Subject to the parameters set forth in the Amended 2011 Plan, the Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The Amended 2011 Plan will be effective upon the date of stockholder approval and may be amended or terminated by our board of directors except that stockholder approval is required for any amendment to the Amended 2011 Plan which increases the number of shares of common stock available for awards under the Amended 2011 Plan, expands the types of awards available under the Amended 2011 Plan, materially expands the class of persons eligible to participate in the Amended 2011 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the Amended 2011 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the Amended 2011 Plan. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Amended 2011 Plan without the written consent of the participant. The Amended 2011 Plan will expire on August 23, 2021, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to participants in the Amended 2011 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, and the satisfaction of our tax reporting obligations. Recipients of awards under the Amended Plan are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to their awards. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the Amended 2011 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO. Except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, other than by reason of death or disability, will be taxed as described above under “Non-Qualified Stock Options.” We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee. The exercise of an incentive stock option may subject the participant to the alternative minimum tax. For example, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Further, gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) one year after the date the shares were transferred to the optionee. If the common stock is sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the sale or disposition of the shares. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above (in a year other than the year of exercise), the income the optionee recognizes upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes.

Stock Appreciation Rights. No taxable income is generally recognized upon receipt of a SAR, but upon exercise of a SAR the fair market value of the shares (or cash in lieu) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a deduction for the same amount which the recipient recognizes as ordinary income. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant to whom a restricted stock award is issued generally will not recognize taxable income upon the grant of restricted stock, and we generally will not then be entitled to a deduction, unless an election under Section 83(b) of the Code is made within 30 days of the date of grant (an “83(b) election”). If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, and we will be entitled to a deduction for the same amount. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

RSUs. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make an 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Performance Share Awards. A participant who has been granted a performance share award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction subject to limitations under the Code.

Other Share-Based Awards. The tax consequences associated with any Other Share-Based Award granted under the 2011 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

New Plan Benefits

Awards under the Amended 2011 Plan are within the discretion of the board or the Committee and except as described below, are not subject to set benefits or amounts. Accordingly, except as described below, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, employees or consultants under the Amended 2011 Plan.

On September 26, 2018, we agreed to issue 128,571 restricted stock units to Mr. Hanif A. Roshan, the Company’s Chairman and Chief Executive Officer. In addition, as of such date, we also agreed to issue an aggregate of 128,572 restricted stock units to certain other non-executive employees. The Company’s decision was in consideration of the agreement by Mr. Roshan and the other non-executive employees to accept such compensation in lieu of cash payment of base salary for the fiscal quarter ended September 30, 2018. The grant of these restricted stock units is subject to the approval by our stockholders of the Amended 2011 Plan. Accordingly, if this proposal is not approved by our stockholders, then we will not be able to grant these restricted stock units to our Chief Executive Officer and other employees.

Further, with respect to the company’s compensation of its non-employee directors, as described in greater detail under the caption “Director Compensation—Summary of Non-Executive Director Compensation” until September 26, 2018, our policy had been that on September 1 of each year, our non-employee directors will receive options to purchase 1,667 shares for each year of service, pro-rata for any director serving for less than a full fiscal year. Additionally, among other terms, our prior compensation policy provided that all director fees are paid in the form of either non-qualified stock options or restricted shares of common stock to be issued under the 2011 Plan. However, on September 26, 2018, our board adopted a new compensation policy to supersede the then-existing policy in its entirety, which new policy provides that non-employee directors will receive an annual option grant of 30,000 options for each year of service, pro-rata for any director serving for less than a full fiscal year, with such option to be granted under the Amended 2011 Plan, as of the date of the Company’s annual meeting of stockholders. Accordingly, if this proposal is adopted by our stockholders, we will grant each of our current non-employee directors an aggregate of 30,000 options under the Amended 2011 Plan. We will not be able grant these options to our non-employee directors if this proposal is not approved.

The following table sets forth the number of presently determinable awards that we will grant if the stockholders approve the Amended 2011 Plan:

Name	Number of Shares of Common Stock Underlying Options (1)	Number of Shares of Common Stock Underlying RSUs
Charles C. Lucas	30,000	—
Mustafa Chagani	30,000	—
Varinder Rathore, M.D.	30,000	—
Hanif A. Roshan	—	128,571
All current non-executive officer employees as a group	—	128,572
All directors who are not executive officers as a group 3 persons)	90,000	257,143

(1)	No other award amounts which we may issue to eligible persons under the Amended 2011 Plan are presently determinable.

Under our new director compensation policy, if the Amended 2011 Plan had been in effect during our fiscal year ended June 30, 2018, then each of our non-employee directors that served during the 2018 fiscal year would have received an annual option award of 30,000 options. During the fiscal year ended June 30, 2018, we issued the following equity securities to all persons who served as non-employee directors for such fiscal year under the 2011 Plan:

Name	Number of Shares of Common Stock Underlying Options Granted
Charles C. Lucas	13,063
Mustafa Chagani	9,421
Varinder Rathore, M.D.	9,421
Marc Horowitz (1)	13,650
All directors who are not executive officers as a group (4 persons)	45,555

(1)	Mr. Horowitz was not nominated for reelection to the board at our 2017 Annual Meeting, which was held on December 8, 2017.

For additional information regarding our director compensation program, see the information provided in this proxy statement under the caption “Director Compensation—Summary of Non-Executive Director Compensation”.

Because the grant of awards under the Amended 2011 Plan is within the discretion of our board of directors, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended 2011 Plan other than as described above. The following table provides information concerning the benefits that were received under our 2011 Plan by the following persons and groups during 2018 fiscal year: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

Name and Position	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying Restricted Stock or Restricted Stock Units Granted
Named Executive Officers:
Hanif A. Roshan, Chief Executive Officer	—	142,695
Michael J. Poelking, Chief Financial Officer	25,000	—
David C. Goldberg, Former Chief Operating Officer	25,000	32,051
All current named executive officers as a group (1)	25,000	142,695
All current non-employee directors as a group (2)	31,905	—
All current non-executive officer employees as a group	—	237,696

(1) Excludes Mr. Goldberg, who ceased to be an executive officer as of September 7, 2018.
(2) Excludes Mr. Horowitz.

Registration under the Securities Act of 1933

We plan to register the securities issuable under the Amended 2011 Plan pursuant to a registration statement on Form S-8 as soon as practicable following stockholder approval of the Amended 2011 Plan.

Interest of Certain Persons

Each of our directors and executive officers would be eligible to participate in the Amended 2011 Plan. As a result, approval of the Amended 2011 Plan impacts each of our directors and executive officers and each of them has a personal interest in this proposal and its approval by our stockholders.

Vote Required and Board Recommendation

Approval of this proposal to approve the Amended 2011 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2011 OMNIBUS EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

PROPOSAL TO CONTINUE DURATION OF

PROTECTIVE PROVISIONS RESTRICTING STOCK TRANSFERS

Background to this Proposal

At a special meeting of stockholders held on January 20, 2016, our stockholders approved an amendment to our Amended Certificate of Incorporation to restrict certain transfers of our common stock (the “Protective Amendment”). The Protective Amendment was designed to prevent certain transfers of common stock that could result in an ownership change under Section 382 of the Internal Revenue Code (the “Code”) and, therefore, materially inhibit our ability to utilize its net operating losses under federal tax laws (“NOLs”), which would otherwise allow us to reduce our future income tax liability, and thereby increase our net income. Following this special meeting of stockholders, on January 21, 2016, we filed an amendment to its Amended Certificate of Incorporation with the Secretary of State of the State of Delaware.

By its terms, the Protective Amendment presently will expire on the earliest of (i) the repeal of Section 382 of the Code or any successor statute if the board of directors determines that the Protective Amendment is no longer necessary for the preservation of our NOLs and other tax attributes, (ii) the beginning of our taxable year where the board of directors determines that none of our NOLs may be carried forward, (iii) such date as the board of directors determines that it is our best interest and those of our stockholders for the transfer limitations in the Protective Amendment to expire, or (iv) the date that is three years after the effective date of the Protective Amendment, which is January 21, 2016.

For the reasons discussed below, the board believes it continues to be in our and our stockholders’ best interests to preserve these favorable tax treatments and to extend the duration of the Protective Amendment. Specifically, our board has proposed that the stockholders approve a further amendment to our Amended Certificate of Incorporation to extend the duration of the Protective Amendment by eliminating the fixed expiration date of the Protective Amendment.

Reasons for Proposal

Our business operations have generated significant net operating losses and other tax benefits. Under federal tax laws, we generally can use our NOLs and substantial tax attributes associated with the NOLs and research tax credits (collectively, the “Tax Attributes”) to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. At June 30, 2018, we had total federal and state tax NOLs of approximately $164 million and $80 million, respectively. If not utilized, the federal operating loss carry-forwards will expire beginning in 2019 through 2037, and the state net operating loss carry-forwards will expire on various dates beginning in 2027 through 2047.

The benefits of our NOLs would be reduced or eliminated, and our use of the NOLs would be substantially delayed (or eliminated) if we experience an “ownership change,” as determined under the Code. Under Section 382, an “ownership change” occurs if, over a rolling three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of stock owned by one or more of our “5-percent stockholders” (as determined under the rules of Section 382 of the Code and the regulations and guidance thereunder). If an ownership change were to occur, the limitations imposed by Section 382 could result in all or a material amount of our NOLs expiring unused. This would significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken, we believe it is possible that we could experience an ownership change in the future.

After careful consideration, the board has determined that it is in the best interests of our Company and its stockholders to extend the duration of the Protective Amendment. The Protective Amendment, which is designed to block transfers of common stock that could result in an ownership change, is described in this Proposal 4, and its full terms, as it would be amended upon the approval of this proposal, can be found in the accompanying Exhibit B.

We are asking stockholders to approve this proposal to extend the duration of the Protective Amendment because we believe that the Protective Amendment is an effective and efficient way to preserve the benefits of our NOLs and Tax Attributes for long-term stockholder value. The board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment” and the full terms of the Protective Amendment. The board has adopted the Protective Amendment, but the Protective Amendment requires stockholder adoption to be implemented. The board believes that the Protective Amendment will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs and Tax Attributes. Accordingly, the board recommends that stockholders adopt a further amendment to our Amended Certificate of Incorporation in order to extend the duration of the Protective Amendment.

Text of Proposed Change to Protective Amendment

If approved by the stockholders, we will file a further amendment to our Amended Certificate of Incorporation to amend Section 1(i) of Article Eleventh thereof, as follows:

(i) “Expiration Date” means the earlier of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article 11 is no longer necessary for the preservation of Tax Benefits, (ii) the beginning of a taxable year of the Corporation to which the Board of Directors determines that no Tax Benefits may be carried forward, (iii) such date as the Board of Directors shall in good faith determine that it is in the best interests of the Corporation and its stockholders for the transfer limitations in this Article 11 to expire.

Background Discussion of Internal Revenue Code and NOLs

The purpose of the Protective Amendment is to assist us in protecting long-term value to the company of its accumulated NOLs. Generally, an entity such as ours is permitted to carryback its NOLs as far as the two years preceding the year of the loss, or carryover the NOL as far forward as 20 years following the year of the loss. These NOLs provide a dollar-for-dollar reduction of future or past taxable income and are valuable assets in the hands of a profitable corporation. As described more thoroughly below, under federal tax regulations and Section 382 of the Code, a transfer of a significant level of our common stock—an ownership change—could negatively impact the ability of a company such as ours, to avail itself of existing NOLs. In the event that there is an ownership change, a loss corporation’s use of its accumulated NOLs will be subject to an annual limitation. By limiting direct or indirect transfers of common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.9% of the outstanding common stock, we are attempting to preserve our ability to utilize our NOLs against future income.

The board of directors, in its consideration of the Protective Amendment and this proposal to extend its duration, determined the NOLs to continue to be a highly valuable asset of Aeon Global. As stated previously, we have, as of June 30, 2018, accumulated federal tax-based NOLs of approximately $164 million. Under current IRS rules and Section 382 of the Code, there is a three-year look-back at any given time to determine whether an ownership shift or change of control has occurred which would reduce or negate the ability to utilize NOLs. An ownership change occurs upon (i) a more than 50 percentage point increase in the ownership of the loss corporation’s stock (ii) by one or more shareholders owning at least 5% of the loss corporation’s stock (iii) looking back over the preceding three years. An ownership change does not require that the stock be acquired by a single entity or group of related entities, nor does it require the stock be acquired in a single transaction. Accordingly, an ownership change may be triggered by a single entity purchasing 51% of a loss corporation’s stock in a single transaction or by ten unrelated individuals each purchasing 5.1% of the loss corporation’s stock through a series of transactions over a period of three years.

If we were to experience a Section 382 “ownership change,” the use of its NOLs and credits to offset its taxable income subsequent to the “ownership change” would be materially limited.  The annual limit is subject to substantial limitations and is generally calculated by multiplying (i) the aggregate value of our outstanding equity, or market capitalization, immediately prior to the “ownership change” (subject to certain reductions) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.”  If we were to have taxable income in excess of the NOL utilization limitations following a Section 382 “ownership change” it would not be able to offset that excess taxable income with the NOLs.  Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation), an “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and/or cause some of the NOLs to expire unused.  Although we cannot accurately predict the potential additional tax liability that may result from a Section 382 “ownership change” and subsequent limitation on its NOLs, we believe they could be material to it.  If an “ownership change” were to have occurred at June 30, 2018, we would have had an annual limitation of approximately $159,000 of NOLs.

The Protective Amendment is an important tool in reducing the likelihood that such an “ownership change” will occur and, therefore, in protecting our ability to offset future taxable income. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. In order to continue to benefit from these transfer restrictions, the Protective Amendment must be extended. The board has adopted resolutions approving and declaring the advisability of further amending our Amended Certificate of Incorporation, as described in this Proposal No. 4 and as provided in Exhibit B, subject to stockholder approval.

Description of Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the full text of the Protective Amendment, which is contained in Article Eleventh of our Amended Certificate of Incorporation and can be found in Exhibit B.  Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of common stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the direct or indirect ownership of common stock by any Person or Persons (as defined below) from less than 4.9% to 4.9% or more of the outstanding common stock; or

•	increase the ownership percentage of a Person owning or deemed to own 4.9% or more of the outstanding common stock.

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of common stock would exceed the 4.9% thresholds discussed above, or to Persons whose direct or indirect ownership of common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.9% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of common stock, or prohibit ownership (thus requiring dispositions) of common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to the common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of common stock owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving common stock in respect of their exercise. In this Proxy Statement, common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and Tax Attributes and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of common stock that does not involve a transfer of our “securities” within the meaning of the Delaware General Corporation Law but that would cause any stockholder of 4.9% or more of our stock to violate the Protective Amendment, the following procedure will apply in lieu of those described above: In such case, such stockholder and/or any person whose ownership of our securities is attributed to such stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of common stock where the transferee is a public group. These permitted transfers include transfers to new public groups that would be created by the transfer and would be treated as a 4.9% stockholder. Further, the Protective Amendment excludes from the definition of prohibited transfers, the issuance by the Company of additional shares of stock.

In addition, our board will have the discretion to approve a transfer of common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If the board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs and Tax Attributes. In deciding whether to grant a waiver, the board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, the board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by the board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs and Tax Attributes under Section 382. If the board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

In the event of a change in law, the board is authorized to modify the applicable allowable percentage ownership interest (currently 4.9%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as our Secretary shall deem appropriate. The board may establish, modify, amend or rescind our Bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs and Tax Attributes.

Implementation and Expiration of the Protective Amendment

If our stockholders adopt the amendment to extend the duration of the Protective Amendment, we intend to file promptly the Certificate of Amendment with the Secretary of State of the State of Delaware, whereupon it will become effective. We intend thereafter to continue to enforce the restrictions in the Protective Amendment to preserve the future use of our NOLs and Tax Attributes. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) the repeal of Section 382 of the Code or any successor statute if the board of directors determines that the Protective Amendment is no longer necessary for the preservation of our NOLs and Tax Attributes, (ii) the beginning of our taxable year where the board of directors determines that none of our NOLs may be carried forward, (iii) such date as the board of directors determines that it is our best interest and those of our stockholders for the transfer limitations in the Protective Amendment to expire.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur given that:

•	Our board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•

Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). However, a court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation or class of stockholders.

•

Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Section 382 Ownership Change Determinations

The rules of Section 382 are highly complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•

Stockholders who each own less than 5% of the outstanding stock are generally (but not always) grouped together as separate “5-percent stockholders” (referred to as “public groups”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

•

There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Ownership is often attributed to pooled investment vehicles, such as mutual funds and hedge funds, but also to investment vehicles which coordinate their investment activities.

•

Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•

Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•

Our redemption or buyback of common stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to this proposal, and we will not independently provide stockholders with any such right.

Certain Considerations Related to the Protective Amendment

Our board believes that attempting to protect the tax benefits of our NOLs as described in this proposal is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if this proposal is approved. Please consider the items discussed below in voting on Proposal No. 4.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. We believe that as of June 30, 2018, we have NOLs for federal tax purposes of approximately $164 million. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if this Proposal is adopted.

Continued Risk of Ownership Change

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of common stock will be enforceable against all stockholders, and they may be subject to challenge on equitable grounds, as discussed above.

Potential Effects on Liquidity

The Protective Amendment may further restrict a stockholder’s ability to acquire, directly or indirectly, additional common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of common stock may be limited by reducing the class of potential acquirers for common stock. In addition, a stockholder’s ownership of common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of common stock and consult their own legal advisors and/or us to determine whether their ownership of common stock approaches the restricted levels.

Potential Impact on Value

The board intends to continue to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred common stock, to disclose such restrictions to persons holding common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.9% of the common stock and certain institutional holders who may not be comfortable holding common stock with restrictive legends, may not be able to purchase common stock, the Protective Amendment could depress the value of the common stock in an amount that could more than offset any value preserved from protecting our NOLs.

Anti-Takeover Impact

The reason the board adopted the Protective Amendment is to preserve the long-term value of our NOLs and Tax Attributes. The Protective Amendment, however, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.9% of the outstanding common stock and the ability of persons, entities or groups now owning more than 4.9% of the outstanding common stock from acquiring additional common stock without the approval of our board. Accordingly, the overall effects of the Protective Amendment may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Protective Amendment is not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Effect of the Protective Amendment if you already own more than 4.9% of the outstanding Common Stock

If you already own more than 4.9% of the outstanding common stock, you would be able to transfer common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.9% or more of the outstanding common stock or create a new holder of 4.9% or more of the outstanding common stock.

Effect of the Protective Amendment if you own less than 4.9% of the outstanding Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.9% of the outstanding common stock you can transfer your common stock to a purchaser who, after the sale, also would own less than 4.9% of the outstanding common stock.

Vote Required and Board Recommendation

Approval of the amendment to our Amended Certificate of Incorporation to extend the duration of the Protective Amendment requires the affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting. If adopted, the amendment to our Amended Certificate of Incorporation to extend the duration of the Protective Amendment would become effective upon the filing of a Certificate of Amendment to our Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after this Proposal is approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR AMENDED CERTIFICATE OF INCORPORATION TO EXTEND THE DURATION OF THE PROTECTIVE AMENDMENT.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent registered public accountants for the fiscal year ending June 30, 2019, and has further directed that management submit the selection of RRBB as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of RRBB as our independent registered public accounting firm is not required by our bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of RRBB as our independent registered public accounting firm, the audit committee will reconsider whether to retain that firm for fiscal 2019. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders and the company. Representatives of RRBB are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

On April 20, 2017, we dismissed EisnerAmper LLP (“Eisner”) as our independent registered public accounting firm and on April 18, 2017 our audit committee appointed RRBB as our independent registered public accounting firm for the fiscal year ending June 30, 2017 with the goal of reducing our ongoing audit fees. The decision to dismiss Eisner as our independent registered public accounting firm was approved by the audit committee of the board of directors. At our annual meeting of stockholders held on December 8, 2017, our stockholders ratified the audit committee’s selection of RRBB as our independent registered public accounting firm for the fiscal year ended June 30, 2018.

Eisner had served as our independent registered public accounting firm since April 2005. The reports of Eisner on our financial statements for each of the full fiscal years ended June 30, 2016 and June 30, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Eisner’s reports for both periods included an explanatory paragraph expressing the substantial doubt about our ability to continue as a going concern. The conclusion of Eisner that we may be unable to continue as a going concern was based on its negative working capital position and that its capital requirements have been and will continue to be significant.

During our fiscal years ended June 30, 2016 and June 30, 2015, and through the date of dismissal, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its report. Further, during the fiscal years ended June 30, 2016 and June 30, 2015 and the subsequent period through the date of dismissal, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, except as described herein.

In connection with its review of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, the audit of our financial statements included in our Transition Report on Form10-KT for the six-month period ended June 30, 2015, and the audit of our financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016, Eisner had advised us of certain material weaknesses in our system of internal control over financial reporting. In each of these periodic reports, we disclosed material weaknesses in its system of internal controls. These material weaknesses relate to insufficient resources in its accounting function; insufficient levels of monitoring, oversight and segregation of duties; inadequate controls to ensure that information necessary to properly record transactions is adequately communicated on a timely basis from non-financial personnel to those responsible for financial reporting; and the inability to establish and maintain effective controls over the identification of reduced revenue collections due to modifications of payor claims adjudication process and lack of communication between financial personnel and non-financial personnel which resulted in the overstatement of revenues and accounts receivable for the period ended March 31, 2016. Consistent with such findings, our management concluded that its internal control over financial reporting was not effective as of such periods. In addition, as previously reported, on February 17, 2017, the audit committee of the board of directors determined that the unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2016, filed on September 27, 2016, contained material errors related to our recognized revenue estimates and would be restated. We subsequently filed an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 (the “Amended Form 10-Q”) to restate the financial statements contained therein on April 5, 2017. As described in the Amended Form 10-Q, the restatement was necessitated due to errors in the revenue estimates we employed for the quarter ended March 31, 2016, which did not account for changes in the claims adjudication processes utilized by payors beginning in January 2016 as well as the decision by the Centers for Medicare and Medicaid Services (CMS) in January 2016 to reduce the unit reimbursement rate for many of the tests typically performed by the Company along with the number of tests that CMS would reimburse. We had also concluded that these errors resulted from the material weaknesses in our internal control over financial reporting. We provided Eisner with a copy of these disclosures and requested that Eisner furnish us with a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Eisner’s letter addressed to the SEC was filed as Exhibit No. 16.1 to our Current Report on Form 8-K filed on April 24, 2017.

Prior to the engagement of RRBB, neither we nor anyone acting on our behalf consulted with RRBB regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report or oral advice was provided to us that RRBB concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees paid or payable for services provided to us by RRBB for professional services rendered for the fiscal years ended June 30, 2018 and 2017. The audit committee considered whether the provision of these services by RRBB was compatible with maintaining its independence and concluded that RRBB was “independent.”

	RRBB
	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Audit Fees (1)	$155,000	$120,000
Audit-Related Fees (2)	$--	$--
Tax Fees (3)	$--	$--
All Other Fees (4)	$--	$--
Total	$155,000	$120,000

(1)

“Audit Fees” included services relating to the audit of our annual consolidated financial statements, audit work performed on internal control over financial reporting, review of quarterly financial statements, issuance of consents, review of registration statements and other reports filed with the SEC and accounting consultations.

(2)

“Audit-Related Fees” consisted of fees for services that are traditionally performed by the independent registered public accounting firm which are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under Audit Fees.  For the fiscal year ended June 30, 2018, we did not incur “audit-related fees”.

(3)	“Tax Fees” are for services related to tax compliance, including preparation of tax returns. We did not incur “tax fees” during either of the periods covered by the above table.
(4)	There were no “All Other Fees” paid or payable to RRBB during the periods covered by the above table

Eisner, our former independent registered public accounting firm, did not bill us for services for fiscal 2018 and billed us for services for fiscal 2017, as follows. The fees listed are aggregate fees for services performed for the aforementioned periods, regardless of when actually billed.

	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Audit Fees (1)	$--	$--
Audit-Related Fees (2)	$--	$--
Tax Fees (3)	$--	$--
All Other Fees (4)	$--	$25,000
Total	$--	$25,000

(1)	Eisner did not perform any audit or review services for the fiscal years ended June 30, 2018 and 2017.
(2)	We did not incur audit-related fees during either of the periods covered by the above table.
(3)	We did not incur tax fees during either of the periods covered by the above table.
(4)

“All Other Fees” consists of fees billed by our predecessor auditor relating to the successor auditor work-paper review and the provision of the required consent from our predecessor auditor for the 2017 fiscal year.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent auditor for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year to the audit committee for approval. In addition, management will also provide to the audit committee for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the audit committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting. Pursuant to Section 10A(i)(2) of the Securities Exchange Act of 1934, we are responsible for listing the non-audit services approved by our audit committee to be performed by our independent registered public accounting firm. During the fourth quarter of fiscal 2018, the audit committee did not pre-approve the performance of any non-audit services by RRBB. The audit committee has not authorized our independent registered public accounting firm to provide any additional non-audit services.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the ratification of Rosenberg Rich Baker Berman, P.A., as our independent registered public accounting firm for fiscal 2019. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ROSENBERG RICH BAKER BERMAN, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019.

PROPOSAL NO. 6

AUTHORIZATION TO ADJOURN THE ANNUAL

MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT

ADDITIONAL PROXIES

Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 3 or 4. We currently do not intend to propose adjournment at the Annual Meeting if there are sufficient votes to approve Proposal Nos. 3 and 4. If a quorum is present, the affirmative vote of the majority of votes properly cast on the proposal (not counting “abstentions” or “broker non-votes” as votes cast) is required to approve the adjournment of the Annual Meeting for the purpose of soliciting additional proxies to approve Proposal Nos. 3 and 4. At any adjourned meeting, we may transact any business which might have been transacted at the original meeting. In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary or appropriate (as determined in good faith by the board of directors), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 3 or Proposal 4. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned or postponed session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 3 or Proposal 4, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our stockholders to change their votes in favor of such proposal(s).

Vote Required and Board Recommendation

Approval of the adjournment of the Annual Meeting requires an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 3 OR 4.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our named executive officers (the “Named Executive Officers”), during the fiscal years ended June 30, 2018 and 2017.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Hanif A. Roshan (3)	2018	$235,385		$—	$124,350	$—	$—	$—	$—		$359,735
Chief Executive Officer and Chairman	2017	$360,000	(4)	$—	$180,000	$—	$—	$—	$—		$540,000

Michael J. Poelking (5)	2018	$130,385		$—	$—	$39,000	$—	$—	$—		$169,385
Chief Financial Officer	2017	$—		$—	$—	$—	$—	$—	$—		$—

David C. Goldberg (6)	2018	$85,385		$—	$50,000	$39,000	$—	$—	$32,568	(7)	$206,953
Former Chief Operating Officer	2017	$—		$—	$—	$—	$—	$—	$—		$—

(1)

This column reflects the grant date fair value of the granted RSUs, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions. For a discussion of the valuation of the granted RSUs, see Notes to Consolidated Financial Statements at Note 2 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2018. These amounts do not reflect whether the named executive officer has actually realized or will realize a financial benefit from the awards upon the vesting of the granted RSUs or the sale of the shares underlying the granted awards.

(2)

Reflects the grant date fair value of the options granted during the period that are expected to vest. Estimated value of stock options represents the expense as calculated in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation. A discussion of the methods used to calculate these values may be found in Note 9 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

(3)

Effective as of the closing of the Aeon Acquisition on January 27, 2016, Mr. Roshan, the Chairman of AEON, was appointed the Chairman of the Company, which is an executive officer position at the Company. On August 7, 2016, Mr. Roshan assumed the position of Chief Executive Officer of the Company. Mr. Roshan was appointed as the Company’s Interim Principal Accounting Officer on January 31, 2017 and served in that capacity until September 11, 2017. During the fiscal years ended June 30, 2018 and 2017, Mr. Roshan was awarded 142,695 and 102,857 restricted stock units, respectively.

(4)

During fiscal 2017, payment of fifty percent of base salary to Mr. Roshan was deferred. During fiscal 2018, Mr. Roshan was granted an aggregate of 142,695 restricted stock units in lieu of the cash payment of approximately 35% of his base salary.

(5)	Mr. Poelking became our Chief Financial Officer and Treasurer effective as of September 11, 2017.
(6)

Mr. Goldberg was appointed as our Chief Operating Officer effective as of September 11, 2017. Pursuant to a letter dated September 7, 2018, Mr. Goldberg notified us that his position of chief operating officer terminated on or about May 13, 2018. However, as of that date, the Company and Mr. Goldberg reached an understanding to modify the terms of his employment and he continued in the employ of the Company until September 2018. We believed that Mr. Goldberg continued to occupy the position of chief operating officer under the terms of the modification; however, he believed otherwise and confirmed such in his September 7, 2018 letter. Mr. Goldberg was compensated by the Company as an employee until such time. We have not entered into any compensatory or severance arrangements with Mr. Goldberg in connection with the termination of his employment.

(7)	Under his employment letter, we reimbursed Mr. Goldberg for travel and living expenses.

Narrative Disclosure to Summary Compensation Table

A summary of certain material terms of our compensation plans and arrangements is set forth below. Each of the primary elements of our executive compensation is discussed in detail below. In the descriptions below, we highlight particular compensation objectives that we have designed our executive compensation program to address. However, it should be noted that we have designed the various elements of our compensation program to complement each other and thereby collectively serve all of our executive compensation objectives. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program, to a greater or lesser extent, serves each of our compensation objectives.

Base Salary

At present, we have not entered into a written employment agreement with our chief executive officer. For fiscal 2018, the management resources and compensation committee approved a base salary for Mr. Roshan’s at the rate of $360,000 per annum. During the 2018 fiscal year, due to our cash flow constraints, the board and Mr. Roshan agreed that he would receive base salary in the form of restricted stock units in lieu of the cash payment of base salary. Accordingly, on March 31, 2018, we granted him 40,724 restricted stock units under the 2011 Plan in lieu of cash payment of base salary for the five week period ending March 31, 2018. Thereafter, we granted him101,971 restricted stock units under the 2011 Plan in consideration of his agreement to accept such compensation in lieu of cash payment of base salary for the fiscal quarter ended June 30, 2018. The restricted stock units will vest on the one-year anniversary of their respective grant dates.

In addition, subsequent to the end of our 2018 fiscal year, on September 26, 2018, we agreed to issue 128,571 restricted stock units to Mr. Roshan in consideration of his agreement to accept such compensation in lieu of cash payment of base salary for the fiscal quarter ended September 30, 2018. The grant of these restricted stock units, however, is subject to the approval by our stockholders to the amendment to the 2011 Plan discussed in Proposal No. 3 of this proxy statement.

In September 2017, we entered into written employment agreements with our chief financial officer and former chief operating officer, which are discussed below in greater detail. Our board of directors is also considering the terms of a written employment agreement with our chief executive officer.

Equity Compensation

In general, stock option awards provide executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with us. Stock options are earned on the basis of continued service to us and generally vest over three years. Such vesting is intended as an incentive to such executive officers to remain with us and to provide a long-term incentive. Nevertheless, we have also sought to base vesting of options on overall corporate performance.

Options are generally exercisable for a limited period of time after termination of employment (other than termination for cause) if vested, subject to certain rights that were negotiated in connection with the employment agreements we entered into with the named executive officers. We do not require that any portion of the shares acquired be held until retirement, we do not have a policy prohibiting a director or executive officer from hedging the economic risks of his or her stock ownership and we do not have any minimum stock ownership requirements for executive officers. Historically, stock options have been granted pursuant to the 2000 Employees Stock Option Plan (the “2000 Plan”), the 2010 Employee Stock Option Plan (the “2010 Plan”), and the 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). Currently, all equity awards are granted under the 2011 Plan. See “Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock awards. The exercise price of each stock option granted under equity compensation plans is based on the fair market value of our common stock on the grant date and the management resources and compensation committee may set the exercise price of options granted to named executive officers at a price equal to or greater than the fair market value in order to reinforce the incentive nature of the award.

With respect to fiscal 2018 compensation decisions, during the year our board granted a total of 142,695 restricted stock units to Mr. Roshan, our chairman and chief executive officer, in consideration of his agreement to accept such compensation in lieu of cash payment of base salary for the five-week period ended March 31, 2018 and the fiscal quarter ended June 30, 2018. The board also approved the grant of an aggregate of 142,696 restricted stock units to certain other non-executive employees of the Company in consideration of their agreement to accept such compensation in lieu of cash payment of base salary for the five-week period ended March 31, 2018 and the fiscal quarter ended June 30, 2018. All of the restricted stock units will vest on the one-year anniversary of the grant date.

In September 2017, we granted equity awards to Messrs. Poelking and Goldberg in connection with their employment agreements, which are described below in greater detail.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2018 with respect to the named executive officers. Accordingly, information regarding the equity awards granted to our new chief financial officer and new chief operating officer are not presented in the following table.

Outstanding Equity Awards at Fiscal Year-End Table

	Options Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hanif A. Roshan (3)	—	—	—	—	102,857	164,571	—	—
					40,724	34,615	—	—
					101,971	89,734	—	—

Michael J. Poelking (4)	—	25,000	2.00	09/11/27	—	—	—	—

David C. Goldberg (5)	—	25,000	2.00	09/11/27	32,051	50,000	—	—

(1)

Stock option grants reported in the table above were granted under, and are subject to, our 2011 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, any unexercisable options shown above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below. If a Named Executive Officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements with Named Executive Officers” above.

(2)	Represents the market value of the shares underlying the granted RSUs, based on the closing price of our common stock on the grant date.
(3)

This table excludes shares of the Company’s common stock which may be issued as Earn-out shares pursuant to the Merger Agreement, as modified by the Settlement and Restructuring Agreement. Awards granted to Mr. Roshan represent the issuance restricted stock units with either a one-year or two-year vesting period.

(4)

Options granted vest and be exercisable in three equal annual installments on each of the first three anniversary dates of the grant date and commencing October 1, 2019, are exercisable for a period of ten years, subject to the terms of the 2011 Plan.

(5)

Options granted vest and be exercisable in three equal annual installments on each of the first three anniversary dates of the grant date and commencing October 1, 2019, are exercisable for a period of ten years, subject to the terms of the 2011 Plan. Mr. Goldberg’s employment was terminated prior to the vesting of the options and restricted stock units granted to him.

Employment Agreements with Named Executive Officers

As referenced above, we have not entered into an employment agreement with our chief executive officer. The compensation arrangements we have with Mr. Roshan were acknowledged by the management resources and compensation committee of our board of directors and such committee will determine in the future whether or not to enter into an employment agreement with him and the applicable terms of any such agreement.

In September 2017, we entered into employment agreements with Michael J. Poelking to serve as our chief financial officer and treasurer and David C. Goldberg, to serve as our chief operating officer. The terms and conditions of these agreements are summarized below.

Employment Offer Letter for Michael J. Poelking as Chief Financial Officer and Treasurer

We entered into an employment letter on September 8, 2017 with Mr. Poelking, which is effective September 11, 2017 and which sets forth the terms of Mr. Poelking’s employment with us. The employment letter provides that Mr. Poelking shall serve as our chief financial officer and treasurer on an at-will basis on the following terms and conditions.

Base Salary and Bonus. Mr. Poelking will receive an initial base salary payable at the rate of $150,000 per year and be eligible for a cash bonus or grant of future equity awards as may be determined by the management resources and compensation committee, in its sole discretion, and aligned with our practices and policies.

Equity Grants. Pursuant to his employment letter, Mr. Poelking was granted an initial award of options to purchase 25,000 shares of common stock under the 2011 Plan. The options shall vest and be exercisable in three equal annual installments on each of the first three anniversary dates of the grant date, which date is the effective date of his employment letter. The options are exercisable for a period of ten years, subject to the terms of the 2011 Plan and the stock option agreement evidencing such award, which provide that no options may be exercised prior to October 1, 2019. The exercise price of the options is $2.00 per share.

Other Benefits and Terms. We will reimburse Mr. Poelking for reasonable business-related expenditures. Additionally, we shall provide Mr. Poelking with the following additional benefits, as such benefits may change from time to time: (i) group health care and insurance benefits as generally made available to our senior management and (ii) such other benefits (including insurance related benefits, holiday, sick leave, personal days, etc.) obtained by us or made generally available to our senior management. If Mr. Poelking’s employment with us is terminated for any reason, we shall pay him all accrued compensation due and owing to him and he is not entitled to any severance or other benefits following any termination of his employment with us. Mr. Poelking has also entered into our standard form of Employee Invention Assignment and Confidentiality Agreement.

Employment Offer Letter for Former Chief Operating Officer, David C. Goldberg

We entered into an employment letter on September 8, 2017 with Mr. Goldberg, which is effective September 11, 2017 and which sets forth the terms of Mr. Goldberg’s employment with us. The employment letter provides that he shall serve as our chief operating officer on an at-will basis on the following terms and conditions. Pursuant to a letter dated September 7, 2018, Mr. Goldberg notified us that his position of chief operating officer terminated on or about May 13, 2018. However, as of that date, the Company and Mr. Goldberg reached an understanding to modify the terms of his employment and he continued in the employ of the Company until September 2018. We believed that Mr. Goldberg continued to occupy the position of chief operating officer under the terms of the modification; however, he believed otherwise and confirmed such in his September 7, 2018 letter. Mr. Goldberg was compensated by the Company as an employee until such time. We have not entered into any compensatory or severance arrangements with Mr. Goldberg in connection with the termination of his employment.

Base Salary and Bonus. Mr. Goldberg was entitled to receive an initial base salary payable at the rate of $120,000 per year. Thereafter, provided that Mr. Goldberg remains continuously employed by us, his base salary shall be increased as follows: (i) commencing on the first anniversary of the effective date of his employment, his base salary shall be increased to the rate of $160,000 per annum and (ii) commencing on the second anniversary of the effective date, his base salary shall be increased to the rate of $200,000 per annum. He will be eligible for a cash bonus or grant of future equity awards as may be determined by the management resources and compensation committee, in its sole discretion, and aligned with our practices and policies.

Equity Grants. Pursuant to his employment letter, Mr. Goldberg was granted an initial award of restricted stock units with a grant date value of $50,000 under the 2011 Plan. The RSUs will vest on February 10, 2019, provided he remains in our employment at such date. In addition, we granted Mr. Goldberg options to purchase 25,000 shares of common stock under the 2011 Plan. The options shall vest and be exercisable in three equal annual installments on each of the first three anniversary dates of the grant date, which is the effective date of his employment letter. The options are exercisable for a period of ten years, subject to the terms of the 2011 Plan and the stock option agreement evidencing such award, which provide that no options may be exercised prior to October 1, 2019. The exercise price of the options is $2.00 per share.

Other Benefits and Terms. We agreed to reimburse Mr. Goldberg for reasonable business-related expenditures. In addition, we agreed to provide him with reasonable living and automobile accommodations in the Gainesville, Georgia vicinity for such times that he is working at the Company’s current headquarters. We also agreed to reimburse Goldberg for roundtrip airfare between Atlanta, GA and either New York, NY or Boston, MA for a maximum of ten (10) instances during every six (6) months of employment. Additionally, we shall provide Mr. Goldberg with the following additional benefits, as such benefits may change from time to time: (i) group health care and insurance benefits as generally made available to our senior management and (ii) such other benefits (including insurance related benefits, holiday, sick leave, personal days, etc.) obtained by us or made generally available to our senior management. If Mr. Goldberg’s employment with us is terminated for any reason, we shall pay him all accrued compensation due and owing to him and he is not entitled to any severance or other benefits following any termination of his employment with us. Mr. Goldberg has also entered into our standard form of Employee Invention Assignment and Confidentiality Agreement.

Payments upon Termination or Change-in-Control

The discussion below summarizes the benefits that would be paid or accrue to each of the named executive officers in the event of the following hypothetical scenarios: (i) termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company); (ii) termination for cause; (iii) upon an executive’s disability; or (iv) in the event of the executive’s death. As we do not have an employment agreement with our chairman and chief executive officer, any payments or benefits that would be made to him is subject to the current discretion of our board of directors. Lastly, provisions of the employment agreements with Messrs. Poelking and Goldberg that provide for post-termination benefits or payments are described above in the summary of our agreements with them.

2011 Omnibus Equity Incentive Plan

Adjustments upon Merger or Change in Control. The 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Under the 2011 Plan, if a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. Except as otherwise provided by in an award agreement, if a grantee’s employment or service terminates on account of death or disability, then any unexercised option, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the option term) by his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

The 2011 Plan provides that except as otherwise provided by the committee in the award agreement, if a grantee’s employment or service terminates for any reason other than for cause, death, disability or pursuant to a change of control, then any unexercised option, to the extent exercisable immediately before the grantee’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the option term); and, to the extent that any such option was not exercisable on the date of such termination of employment or service, it will immediately terminate.

Equity Compensation Plans

2011 Omnibus Equity Incentive Plan

At our special meeting of stockholders held on August 23, 2011, our stockholders approved the 2011 Plan. Our board of directors adopted the 2011 Plan on July 19, 2011, subject to stockholder approval at the special meeting. In May 2014 and July 2016, our stockholders approved amendments to the 2011 Plan to increase the maximum number of shares available for awards under the 2011 Plan. As discussed in Proposal No. 3, we are seeking the approval of our stockholders of an amendment to the 2011 Plan to increase by 3,000,000 shares the number of shares of common stock authorized for issuance pursuant to awards under the 2011 Plan.

The purpose of the 2011 Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the 2011 Plan. The maximum number of shares of our common stock that are available for awards under the 2011 Plan, as amended, (subject to the adjustment provisions of the 2011 Plan) is 1,744,444 shares. Under the 2011 Plan, options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted to eligible participants. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the management resources and compensation committee (the “Committee”) or board, which has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan. As of the Record Date, there were outstanding (i) 740,887 options to purchase shares under the 2011 Plan, with exercise prices ranging from $0.67 to $15.48 and (ii) a total of 769,604 shares granted pursuant to restricted stock awards and restricted stock units under the 2011 Plan.

The 2011 Plan replaced both the 2001 Director Plan and the 2010 Employee Plan as our vehicle for granting equity awards to employees, officers, directors and consultants. Holders of unexercised options granted under the 2001 Director Plan and the 2000 and 2010 Employee Plans will be able to exercise those options in accordance with the terms of such grants, until the expiration date set forth in their option certificates. A summary of the terms and conditions of the 2011 Plan appears in the discussion of Proposal No.3, “Approval of Amendments to 2011 Omnibus Equity Incentive Plan” in this Proxy Statement. The summary is qualified by reference to the complete text of the 2011 Plan, as amended, which is attached as Exhibit A.

Other Option Plans

2010 and 2000 Employee Stock Option Plans

In May 2010, our stockholders approved the 2010 Employee Stock Option Plan (the “2010 Plan”), which provided for the grant of options to purchase up to 555,556 shares of our common stock. The 2010 Plan served as our primary equity incentive plan for our employees and other eligible participants until the approval by our shareholders of the 2011 Plan. The board of directors unanimously approved the 2010 Plan on January 20, 2010 and our stockholders approved the 2010 Plan on May 19, 2010, at which juncture it replaced the 2000 Plan. The 2010 Plan and 2000 Plan were administered by the Committee. The board or Committee had full authority to interpret the 2010 Plan and 2000 Plan and to establish and amend rules and regulations relating thereto. Under the terms of the 2010 Plan, options granted there under were designated as options which qualify for incentive stock option treatment under Section 422 of the Code, or options which do not so qualify. As of the Record Date, there were approximately 45,352 options outstanding under such plans, with exercise prices ranging from $7.02 to $36.00.

2001 Non-Executive Director Stock Option Plan

In January 2002, our stockholders approved the 2001 Non-Executive Director Stock Option Plan. Awards were granted under the 2001 Director Plan until the approval by our shareholders of the 2011 Plan to non-executive directors and members of any advisory boards who are not full-time employees. Under the 2001 Director Plan, each non-executive director was automatically granted an option to purchase 2,222 shares upon joining the board and an option to purchase 556 shares each September 1st thereafter, pro rata, based on the time the director has served during the prior year. The term non-executive director refers to those of our directors who are not otherwise a full-time employee of us or any subsidiary. The 2001 Director Plan expired ten years following its adoption. As of the Record Date, there were approximately 1,110 outstanding options granted under the 2001 Director Plan. The options outstanding have exercise prices ranging from $11.34 to $20.70. Following the approval of the 2011 Plan by our shareholders, no further awards were granted under the 2001 Plan.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of June 30, 2018 which consisted of the 2011 Plan, the 2010 Plan, 2000 Plan, as amended, and the 2001 Plan, as amended. Information concerning each of the aforementioned plans is set forth above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options and Warrants		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)(1)
Equity Compensation Plans Approved by Stockholders	1,562,796	(1)	$3.37	(4)	181,648	(2)
Equity Compensation Plans Not Approved by Stockholders	97,222	(3)	12.26		N/A
Total	1,660,018		$3.89		181,648

(1)	Includes awards in the form of options and restricted stock units granted under our 2001 Director Plan our 2000 and 2010 Employee Option Plans and our 2011 Omnibus Equity Incentive Plan.
(2)	Reflects the remaining options available for issuance as of June 30, 2018 pursuant to our 2011 Plan.
(3)

See Note 10 of Notes to Consolidated Financial Statements included in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for information related to common stock purchase warrants issued to certain consultants.

(4)	The calculation of the weighted-average exercise price of the outstanding options excludes shares of common stock included in column (a) that are issuable upon the vesting of then-outstanding RSUs.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between the members of our management resources and compensation committee and any other entity. At present, Messrs. Lucas and Chagani are the members of this committee. During the fiscal year ended June 30, 2018, none of the members of the management resources and compensation committee (a) was an officer or employee of the company during the last fiscal year; (b) was formerly an officer of the company or any of its subsidiaries; or (c) had any relationship with the company requiring disclosure under Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock since the beginning of our 2018 fiscal year. For information concerning employment and indemnification agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation” and “Summary of Non-Executive Director Compensation”.

We lease our facilities from Centennial Properties of Georgia, LLC under a lease agreement dated March 1, 2014, as amended January 20, 2016. The lease provides for a term of 12 years expiring March 2026. The monthly lease payments range from $46,500 to a maximum of $60,000. In connection with the lease agreement, as security for its rent and other obligations under the lease, AEON has provided to the landlord a first priority lien and security interest in substantially all of its assets. The landlord under the lease is Centennial Properties of Georgia, LLC, a Georgia limited liability Company. Centennial is owned by Sonny Roshan, Shawn Desai, Pyarali Roy and Sohail Ali, all of whom are either former members, or spouses of former members, of Peachstate and have received and may in the future receive common stock from the Aeon Acquisition. Mr. Roshan is also the Chairman and CEO of Aeon Global. Mr. Desai is the Chief Technology Officer of AEON. Mr. Roy is the Chief Strategy Officer of AEON. Rent expense was $580,500 and $562,500 for the fiscal years ended June 30, 2018 and 2017, respectively.

We entered into a lease agreement with Mr. Roshan (the “landlord”) for residential premises at 5455 Golf View Drive, Braselton, Georgia 30517 for a term of one year beginning on January 1, 2018 and ending on December 31, 2018 for a fixed rent in monthly installments of $7,500 due and payable by the first day of each month. The lease is renewable with a 3% increase in rent for each renewal. The tenant is responsible for utilities and insurance with the landlord responsible for maintenance and taxes on the premises. Rent expense was $90,000 for the fiscal year ended June 30, 2018.

Certain of our affiliates, including members of its senior management and board, as well as their respective family members and other affiliates, have relationships and agreements among themselves as well as with the Company and its affiliates, that create the potential for both real, as well as perceived, conflicts of interest.  These include certain entities with which the Company does business.  The Company does business with Kemah Palms, an entity that is majority owned by the Company’s Chairman and CEO, Sonny Roshan.  AEON generated approximately $10,000 in revenue from Kemah Palms in fiscal 2018.

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               On September 18, 2018, the Company and its wholly-owned subsidiary, Peachstate Health Management LLC, entered into a shared services agreement with Centennial Properties, LLC, an entity affiliated with the Company’s chief executive officer and which is the owner of the premises in which the Company conducts its operations. Pursuant to this agreement, in consideration of various services and accommodations provided by Centennial Properties, the Company and Peachstate Health Management agreed to provide, or cause to be provided, certain operational and administrative support services to Centennial Properties and certain other related entities. Under this agreement, in no event shall any employee of the Company or Peachstate Health Management be required to devote more than 10% of such employee’s business time per week to the provision of services to Centennial Properties. The shared services agreement has a term of three years.

An entity affiliated with the Company’s Chief Executive Officer extended a personal loan of $500,000 to an entity affiliated with a distributor and business consultant to the Company. The borrower has agreed to repay the loan by assigning a percentage of the net proceeds received by the affiliated distributor as commissions under its distribution agreement.

We have issued certain related party notes payable to certain shareholders, its Chief Executive Officer and affiliates of board members. Interest expense relating to these notes amounted to approximately $42,000 and $42,000 for the fiscal years ended June 30, 2018 and 2017, respectively. At the beginning of the 2018 fiscal year, the aggregate outstanding principal amount of such senior secured notes (the “Senior Notes”) was $2,545,199. Certain holders of the Senior Notes are affiliated with the Company as follows: (i) an aggregate principal amount of $255,417 of Senior Notes are held by Hanif A. Roshan, the Chairman and Chief Executive Officer of the Company and (ii) an aggregate principal amount of $591,613 of Senior Notes are held by Optimum Ventures, LLC, a party affiliated by ownership with the former owners of Peachstate Health Management, LLC, our subsidiary. Further, on January 23, 2018, our Chief Executive Officer made a short-term loan of $500,000 to the Company. To evidence the loan, we issued him a promissory note (the “Short-Term Note”) in the aggregate principal amount of $500,000. The Short-Term Note was an unsecured obligation of the Company and was not convertible into equity securities of the Company. The Short-Term Note was due and payable on April 23, 2018 and interest accrued on the Short-Term Note at the rate of 5% per annum. As described in the following paragraphs, the Short-Term Note was exchanged for an additional Senior Note in March 2018.

On March 27, 2018, we entered into an agreement with the holders of outstanding Senior Notes to amend certain terms of such notes as described below (“Note Amendment Transaction”). Contemporaneously, we entered into an agreement with our Chief Executive Officer to exchange the Short-Term Note for an additional senior note (the “Additional Senior Note”) on terms substantially the same as the Senior Notes in the Note Amendment Transaction.

Note Amendment Transaction

In the Note Amendment Transaction, the holders (the “Senior Holders”) of the outstanding principal amount of $2,545,199 of Senior Notes entered into a consent and amendment agreement with the Company (the “Consent Agreement”), pursuant to which the Senior Notes were amended to extend the maturity date for a period of twelve months to March 20, 2019 and in consideration thereof, the conversion rate of the Senior Notes was reduced to $1.20 per share. Based on the adjusted conversion price, the principal amount of the Senior Notes was convertible into up to 2,120,999 shares of common stock. The other material terms and conditions of the Senior Notes were not amended. Certain holders of the Senior Notes were affiliated with us as follows: (i) an aggregate principal amount of $255,417 of Senior Notes were held by our Chairman and Chief Executive Officer and (ii) an aggregate principal amount of $591,613 of Senior Notes were held by Optimum Ventures, LLC, a party affiliated by ownership with the former owners of Peachstate Health Management, LLC, our subsidiary. Due to the adjustment of the conversion price of the Senior Notes, the exercise price of outstanding warrants to purchase an aggregate of 825,144 shares of common stock was adjusted from $2.07 to $1.22 per share. Unpaid interest on the Senior Notes as of June 30, 2018 was approximately $155,000, which is not incorporated into the principal balance. Accrued interest on the Senior Notes is due on March 20, 2019 or any earlier payment of the Senior Notes.

Note Exchange Transaction

In connection with the Note Amendment Transaction, on March 27, 2018, we entered into a note exchange agreement (the “Note Exchange Agreement”) with our Chief Executive Officer, who also held the Short-Term Note, pursuant to which we agreed to issue to him, in consideration of the cancellation of such note, the Additional Senior Note in the aggregate principal amount of $504,452, which was equal to the sum of the aggregate principal amount of the Short-Term Note plus the accrued but unpaid interest thereon. The closing of the Note Exchange Transaction occurred on March 27, 2018. The Additional Senior Note was the same, in all material respects, as the Senior Notes described above in the Note Amendment Transaction and was convertible into shares of our common stock at an initial conversion price of $1.20. The Additional Senior Note was on parity with the Senior Notes and, subject to certain exceptions, was senior to other existing and future indebtedness of the Company and, together with the Senior Notes, is secured by a first priority lien on all of our assets to the extent and as provided in the Security Agreement as amended.

Settlement and Restructuring Agreement

On July 19, 2018, we entered into the Settlement and Restructuring Agreement (the “Settlement Agreement”) with Peachstate Health Management, LLC (“AEON”), our wholly-owned subsidiary, and the former members of AEON included in the Agreement (the “Former Members”), including our Chief Executive Officer. Pursuant to the Settlement Agreement, the parties agreed to, among other things, resolve certain disagreements among themselves relating to the interpretation of certain provisions of the Merger Agreement.

The Merger Agreement included, among other things, certain earn-out consideration (the “Earn-out”) and the assumption of certain liabilities. The Earn-out required the achievement of certain earnings before interest, taxes, depreciation and amortization (“EBITDA”) levels that were automatically adjusted upon the change of reimbursement rates adopted by the Centers for Medicare and Medicaid Services. Under the Merger Agreement, upon achievement of the EBITDA level for the three calendar years ending December 31, 2018 (“2018 Earn-out”), the Former Members would receive additional shares of our common stock so that the total number of shares of our common stock issued to the Former Members pursuant to the Merger Agreement would equal 85% of the issued and outstanding shares of our common stock on a post-issuance and fully-diluted (as defined in the Merger Agreement) basis. In addition, the Merger Agreement provided that upon achievement of the EBITDA level for the four calendar years ending December 31, 2019 (“2019 Earn-out”), the Former Members would receive additional shares of our common stock so that the total number of shares of our common stock issued to them pursuant to the Merger Agreement would equal 90% of the issued and outstanding shares of our common stock on a post-issuance and fully-diluted (as defined in the Merger Agreement) basis. The Former Members were also granted certain registration rights pursuant to the Merger Agreement (the “Registration Rights”), which remained outstanding. Achievement of the maximum amount of Earn-out would have resulted in the issuance of over 70,000,000 shares of our common stock.

Subsequently, the parties expressed differences of opinion on the interpretation of certain provisions of the Merger Agreement, the calculation of the number of shares of common stock issued pursuant to the initial tranches of the Earn-out under the Merger Agreement, and the assumption of income tax liabilities for undistributed income earned by AEON prior to the Merger. We have also incurred negative cash flow for the calendar years 2016 and 2017, necessitating the loan of approximately $760,000 by our Chief Executive Officer in addition to an amount of $591,613, including accrued interest, previously loaned by an entity owned by certain of the Former Members (collectively the “Loans”), which Loans have been extended on multiple occasions. The Loans were due and payable on March 20, 2019 and were convertible into common stock at $1.20 per share (1,126,235 shares). In addition, the Chief Executive Officer and certain of the Former Members reduced their cash compensation as employees to zero and have been accepting restricted stock units as sole compensation.

We reached an agreement with AEON and the Former Members to resolve these matters and entered into the Settlement Agreement in order to: (i) provide us with a source of working capital to sustain operations and reduce the additional dilution which could have been caused by the conversion of the Loans; (ii) remove the uncertainty as to the number of shares which may be issued pursuant to the 2018 and 2019 Earn-outs by replacing percentages with fixed share amounts; (iii) agree that all share calculations for the Earn-outs are to be based on actual shares outstanding rather than on a “fully-diluted” basis to provide additional certainty and reduce the potential issuances on account of the Aeon Acquisition from approximately 70,000,000 shares of common stock to approximately 11,000,000 shares of common stock; (iv) provide clarity as to the relationship between the 2018 Earn-out and 2019 Earn-out; (v) reduce the maximum percentage ownership of the Former Members ; (vi) avoid the expense of a demand registration statement; and (vii) otherwise resolve all outstanding disagreements among the parties arising out of the Merger Agreement.

As a condition to the effectiveness of the Settlement Agreement, the parties agreed to restructure the Loans to exchange the existing notes held by such persons for a new senior credit instrument pursuant to which the lenders would provide us with up to $2.0 million of credit (the “Note Restructuring Transaction”). A summary of the Note Restructuring Transaction is set forth below. The parties also resolved all interpretative issues relating to the Merger Agreement and clarified the amount and terms of the Earn-outs as described below.

With respect to the 2018 Earn-out, the parties agreed that the 2018 Earn-out, as adjusted according to the Merger Agreement, shall be $21,483,749 of EBITDA for the three calendar years ending December 31, 2018. If the 2018 Earn-out target is achieved, then on October 1, 2019, subject to the completion of the audited financial statements of AEON for the calendar year ending December 31, 2018, we shall issue the Former Members a fixed amount of 3,000,000 shares of our common stock; provided, however, that if AEON does not achieve the 2018 Earn-out target, but achieves EBITDA for the three calendar years ending December 31, 2018 of at least 75% of the 2018 Earn-out target, then on October 1, 2019, subject to the completion of the audited financial statements of AEON for the calendar year ending December 31, 2018, we shall issue the Former Members a fixed amount of 2,250,000 shares of our common stock.

With respect to the 2019 Earn-out, the parties agreed that the 2019 Earn-out, as adjusted according to the Merger Agreement, shall be $32,600,530 of EBITDA for the four calendar years ending December 31, 2019. If the 2019 Earn-out target is achieved, then within three business days following the completion of the audited financial statements of AEON for the calendar year ending December 31, 2019, we shall issue the Former Members a fixed amount of 4,000,000 shares of our common stock. If AEON fails to achieve the 2019 Earn-out target, but achieves EBITDA for the four calendar years ending December 31, 2019 of at least 75% of the 2019 Earn-out target, then within three business days following the completion of the audited financial statements of AEON for the calendar year ending December 31, 2019, we shall issue the Former Members a fixed amount of 3,000,000 shares of our common stock.

The parties also agreed that if the 2019 Earn-out target is achieved the Former Members would be entitled to an “earn-out credit” equal to the amount by which such target is exceeded. If AEON did not achieve the 2018 Earn-out target (or the adjusted 2018 Earn-out target), the earn-out credit would be applied to its EBITDA for the 2018 Earn-out and then the determination of whether the 2018 Earn-out was achieved (at either the full or the 75% level) will be recomputed. If the addition of the earn-out credit results in AEON achieving the 2018 Earn-out (at either level) then several additional shares of common stock shall be issued to the Former Members in accordance with the terms of the Settlement Agreement.

We also agreed that in consideration of the restructuring of the consideration due to the Former Members under the Merger Agreement, it shall issue an aggregate of 2,500,000 shares of our common stock to the Former Members. Such additional shares shall be issued to the Former Members pro rata based on their respective percentage ownership of AEON prior to the Aeon Acquisition and shall be deemed earned and issued on February 28, 2019. As additional consideration under the Settlement Agreement, the Former Members agreed: (i) to relinquish all demand registration rights; (ii) that the arrangements set forth in the Settlement Agreement fully resolved any and all claims arising out of the Merger Agreement and the transactions contemplated thereby; and (iii) to a general release of claims as against us.

Note Restructuring Transaction

As a condition to the effectiveness of the Settlement Agreement, the parties further agreed to restructure the loans previously made to us by Mr. Roshan and Optimum Ventures, LLC, (together, the “Lenders”) and to exchange the existing notes held by them for a new senior credit instrument pursuant to which they will provide us with up to $2.0 million of credit (the “Note Restructuring Transaction”). In the Note Restructuring Transaction, we entered into a note exchange agreement dated July 19, 2018 (the “July Exchange Agreement”), with the Lenders, who collectively held senior secured convertible notes in the aggregate principal amount of $1,351,482 (the “Original Notes”).

Pursuant to the July Exchange Agreement, we agreed to issue the Lenders new senior secured grid notes in the aggregate principal amount for a maximum of $2.0 million (the “Grid Notes”) in consideration of the cancellation of their Original Notes. The Grid Notes are structured to provide us with a credit facility pursuant to which it can borrow, pay, and re-borrow any portion of the maximum principal amount of credit available under these instruments. The Grid Notes are senior, secured obligations and are not convertible into any equity securities. The Grid Notes bear interest at the rate of 7.5% per annum with interest payable upon maturity or sooner in accordance with the prepayment mechanism of the Grid Notes. The maturity date of the Grid Notes is June 30, 2020.

The Grid Notes are on parity with an outstanding principal amount of $1,698,169 of other senior secured convertible notes (the “Senior Convertible Notes”) and, subject to certain exceptions, are senior to other existing and future indebtedness of the Company and, together with the Senior Convertible Notes, will be secured by a first priority lien on all of our assets to the extent and as provided in a Security Agreement entered into between us, the Lenders and the holders of the Senior Convertible Notes (the “Convertible Note Holders”). The Grid Notes contain customary covenants against incurring additional indebtedness and granting additional liens and contains customary events of default, which terms are substantially the same as the corresponding provisions of the Original Notes. Upon the occurrence of an event of default under the Grid Notes, the Lenders may require us to repay all or a portion of the note in cash, at a price equal to 110% of the principal, plus accrued and unpaid interest.

The Grid Notes are being issued in consideration of the exchange of (i) an aggregate principal amount of $759,869 of Original Notes held by Mr. Roshan and (ii) an aggregate principal amount of $591,613 of Original Notes held by Optimum Ventures, LLC. Upon the closing, a Grid Note was issued to each of the Lenders in a maximum principal amount based on the relative percentages of the Original Notes that were held by them. The maximum principal amount under the Grid Note issued to Mr. Roshan is $1,100,000 and the maximum principal amount under the Grid Note issued to Optimum is $900,000. Each Grid Note issued also reflects an outstanding principal amount equal to the sum of the aggregate principal amount of the Original Notes held by each Lender, plus the accrued but unpaid interest thereon. The closing of the Note Restructuring Transaction occurred on July 19, 2018.

In connection with the Note Restructuring Transaction, we entered into a consent and amendment agreement with the Convertible Note Holders to obtain their consent to the issuance of the Grid Notes. In consideration thereof, we agreed with the Convertible Note Holders to extend the maturity date of the Senior Convertible Notes for a period of one year to March 20, 2020 and to modify the redemption mechanism of such instruments by increasing the duration of the redemption notice period defined in the Senior Convertible Notes. In addition, the parties entered into an amendment to the Amended and Restated Security Agreement entered into as of March 20, 2017, as previously amended (the “Security Agreement”), to provide that the Grid Notes shall be secured by the collateral defined in such earlier Security Agreement.

Approval for Related Party Transactions

Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal stockholders, including their immediate family members and affiliates, our audit committee, all of the members of which, are independent, or solely those directors that disinterested in such proposed transaction, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire board of directors, which has the ultimate authority as to whether or not we enter into such transactions. In approving or rejecting the proposed related party transaction, the board of directors considers the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our audit committee and our board of directors determine in the good faith exercise of their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, Aeon Global Health Corp., 2225 Centennial Drive, Gainesville, Georgia 30504 or call at (888) 661-0225. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. In accordance with our bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must have submitted the proposal no later than the close of business on September 7, 2019. The submission must include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Aeon Global Health Corp., 2225 Centennial Drive, Gainesville, Georgia 30504.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the bylaw provisions, a stockholder who desires to have his, her or its proposal included in next year’s proxy statement must have delivered the proposal to our principal executive offices (at the address noted above) no later than the close of business on June 28, 2019.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management received notice of the proposal before the close of business on September 11, 2019 and advised stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on September 11, 2019.

ADDITIONAL INFORMATION

For further information about Aeon Global Health Corp., please refer to our annual report on Form 10-K for the fiscal year ended June 30, 2018 and our subsequently filed quarterly reports on Form 10-Q. Each such report is publicly available on our website at www.aeonglobalhealth.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, Aeon Global Health Corp., 2225 Centennial Drive, Gainesville, Georgia 30504. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of Aeon Global entitled to vote at the Annual Meeting of stockholders.

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, as well as the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Dated: October 26, 2018	Hanif A. Roshan, Chairman

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

EXHIBIT A

AEON GLOBAL HEALTH CORP.
2011 OMNIBUS EQUITY INCENTIVE PLAN

As amended as of December [ ], 2018

Aeon Global Health Corp. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2011 Omnibus Equity Incentive Plan (this “Plan”).

1.	PURPOSE OF THIS PLAN

The purpose of this Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.

2.	DEFINITIONS

2.1. “Affiliate” means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of this Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, including through an electronic medium.

2.4. “Board” shall mean the board of directors of the Company.

2.5. “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant applicable to the Award (or where there is such an agreement but it does not define “cause” (or words of like import), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7. “Committee” shall mean the Management Resources and Compensation Committee of the Board or a subcommittee thereof formed by the Management Resources and Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; and (ii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. Anything to the contrary in this Plan notwithstanding, the Board reserves all authority to administer this Plan and to act as if the Committee hereunder.

2.8. “Consultant” shall mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person: (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (ii) can be covered as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 registration statement (or a successor form thereto).

2.9. “Director” shall mean a non-employee member of the Board.

2.10. “Dividend Equivalents” shall have the meaning set forth in Section 12.4.

2.11. “Effective Date” shall have the meaning set forth in Section 10.1.

2.12. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.13. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14. “Fair Market Value” shall mean, with respect to Shares as of any date, the per Share closing price of the Shares: (i) if the Shares are listed on a national securities exchange, the closing sale price reported as having occurred on the principal securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, subject to the requirements of Section 409A of the Code.

2.15. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.16. “Limitations” shall have the meaning set forth in Section 8.7.

2.17. “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.18. “Option” shall mean any right granted to a Participant under this Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.19. “Other Share-Based Award” shall have the meaning set forth in Section 9.1.

2.20. “Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under this Plan.

2.21. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 8.

2.22. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.23. “Performance Share” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.24. “Performance Unit” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.25. “Prior Plan” shall mean the Company’s 2010 Employee Stock Option Plan.

2.26. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.28. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.29. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.30. “Services” shall mean services provided to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof), whether as an Employee, Consultant or Director, unless, in connection with the conversion, if any, of a Participant from one classification (i.e., Employee, Consultant or Director) to another, the Committee, in its sole and absolute discretion, determines that any on-going services to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof) shall not constitute “Services.”

2.31. “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.32. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.33. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.34. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.35. “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.36. “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Employee or a Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Employee or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.37. “Termination of Directorship” means that the Director has ceased to be a Director of the Company; except that if a Director becomes an Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.38. “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Employee becomes a Consultant or a Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Employee is no longer an Employee, a Consultant or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

3.	SHARES SUBJECT TO THIS PLAN

3.1. Number of Shares. (a) Subject to adjustment as provided for in this Plan, as of the Effective Date, a total of 4,744,444 Shares shall be authorized for grant under this Plan. After the effective date of the Plan (as provided in Section 10.1), no awards may be granted under any Prior Plan. Subject at all times to Section 13.3, if: (i) any Shares subject to an Award are forfeited or expire or an Award is settled for cash (in whole or in part) pursuant to the terms of an Award Agreement; or (ii) after the Effective Date, any Shares subject to an award under the Prior Plan are forfeited or expire or an award under the Prior Plan is settled for cash (in whole or in part) pursuant to the terms of an award agreement, the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under this Plan, in accordance with this Section 3.1. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(b)  Substitute Awards shall not reduce the Shares authorized for grant under this Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. No fractional shares shall be issued under the Plan and the Committee shall determine the manner in which fractional share value shall be treated.

3.3. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,250,000 Shares and (ii) earn more than 1,250,000 Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section.

4.	ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Consultant or Director shall be eligible to be selected as a Participant.

4.2. Administration. (a) This Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions this Plan and subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of this Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); (v) determine whether, to what extent and under what circumstances Awards may be settled in Shares, cash or other property; (vi) determine whether, to what extent, and under what circumstances Shares, cash or other property and other amounts payable with respect to an Award made under this Plan shall be deferred either automatically or at the election of the Participant, in any case, in a manner intended to comply with Section 409A of the Code; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer this Plan and any instrument or agreement entered into under or in connection with this Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of this Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(b)  Subject to the terms of this Plan, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. To the extent not inconsistent with applicable law or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate to: (i) a committee of one or more directors of the Company any of the authority of the Committee under this Plan, including the right to grant, cancel or suspend Awards; and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to this Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

5.	OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under this Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall deem desirable. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Director Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of this Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to this Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to this Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders: (a) lower the option price per Share of an Option after it is granted; (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award); or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4. Vesting and Term of Option. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

5.5. Exercise of Options. (a) Options granted under this Plan shall be exercised by the Participant or by a permitted assignee thereof (or by a Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby which are vested at such time of exercise, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of this Plan as the Committee may prescribe from time to time

(b)  Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made: (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (ii) to the extent provided for in the applicable Award Agreement or approved by the Committee, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value as determined by the Committee, provided: (A) such method of payment is then permitted under applicable law; (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee in its discretion; and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; (iii) to the extent permitted by applicable law and provided for in the applicable Award Agreement or approved by the Committee in its sole discretion, by payment of such other lawful consideration having a Fair Market Value on the exercise date equal to the total purchase price as the Committee may determine; (iv) except as may otherwise be provided in the applicable Award Agreement, by: (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding; or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; (v) through any other method specified in an Award Agreement, or (vi) through any combination of any of the foregoing.

(c)  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of this Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(d)  Notwithstanding the foregoing, an Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option; provided, however, that this feature, to the extent contained in an Option, may only be utilized to the extent that the holder of such Option is an active Employee, Director or Consultant as of the last day of the term of such Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6. Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company. Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under this Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under this Plan shall be the number of Shares set forth in the first sentence of Section 3.1(a), subject to adjustments provided in Section 12.2.

6.	STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights: (a) in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option; (b) in conjunction with all or part of any Award (other than an Option) granted under this Plan or at any subsequent time during the term of such Award; or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(a)  Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b)  The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(c)  Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board. The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years.

(d)  Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not: (i) reduce the grant price of any Stock Appreciation Right after the date of grant; (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award)); or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(e)  An Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right, and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day; provided, however, that this feature, to the extent contained in an Stock Appreciation Right, may only be utilized to the extent that the holder of such Stock Appreciation Right is an active Employee, Director or Consultant as of the last day of the term of such Stock Appreciation Right. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under this Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. Subject to applicable law, the Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under this Plan may be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in an Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of an Award Agreement, if so required, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall have only those rights specifically provided for by the Award Agreement, provided that in no event shall such a participant possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either: (i) not be paid or credited; or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Restrictions and Conditions.  Restricted Stock and Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in an Award Agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Award. Within these limits, based on service, attainment of performance goals and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award and/or waive the deferral limitations for all or any part of any Award.

 7.5. Issuance of Shares. Any Restricted Stock granted under this Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or its designee. Such certificate or certificates shall be registered in the name of the Participant and, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, in such form as may be determined by the Committee.

7.6. Payment of Director Fees. Directors shall, if determined by the Board, receive awards in the form of Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual retainer. In addition, if permitted by the Board, Directors may elect to receive Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual and committee retainers and annual meeting fees. The Board (or if so delegated, the Committee) shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in Restricted Stock or Restricted Stock Units.

8.	PERFORMANCE AWARDS

8.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and shall be based upon the criteria set forth in Section 8.5.

8.2. Award Agreements. The terms of any Performance Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. If a Performance Award has Dividend Equivalents, provision for such shall be contained in the applicable Award Agreement. The terms of Performance Awards need not be the same with respect to each Participant.

8.3. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in Shares, cash, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code. The amount of the Award to be distributed shall be conclusively determined by the Committee.

8.4. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee prior to the grant of each Performance Award and shall be subject to the following terms and conditions:

(a)  The Committee shall establish the objective performance goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance goals are substantially uncertain. Each grant may specify in respect of such performance goals a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified performance goals. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 8.5 are achieved and the percentage of each Performance Award that has been earned.

(b)  Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

8.5. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 8, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the Company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the Company’s Common Stock; (y) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including: (A) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (B) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee.

8.6. Adjustment and Restrictions. Notwithstanding any provision of this Plan (other than Article 11), with respect to any Performance Award, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

9.	OTHER SHARE-BASED AWARDS

9.1. Grants. The Committee, in its sole discretion, is authorized to grant to Participants, other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Participants to defer all or a portion of their cash compensation in the form of Other Share-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Other Share-Based Awards may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Other Share-Based Awards.

9.2. Award Agreements. The terms of Other Share-Based Awards granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of such Awards need not be the same with respect to each Participant. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Other-Share Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award. Any Other Share-Based Award and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion. Notwithstanding the provisions of this Section, Dividend Equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

9.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	EFFECTIVENESS OF PLAN; TERMINATION OF AWARDS

10.1. Effective Date and Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company, which approval shall be obtained within 12 months of the date this Plan is approved by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

10.2. Termination of Awards. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director or Consultant), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final. Unless otherwise determined by the Committee at the time of grant, the following provisions shall apply.

 (a)  Rules Applicable to Options and Stock Appreciation Rights.  Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i) Termination by Reason of Death, Disability or Retirement.  If a Participant’s Termination is by reason of death or Disability, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(ii) Termination Without Cause. If a Participant’s Termination is a termination without Cause, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(iii) Termination for Cause.  If a Participant’s Termination: (1) is for Cause; or (2) is a voluntary Termination by the Participant after the occurrence of an event that would be grounds for a Termination for Cause, all Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(iv) Unvested Options and Stock Appreciation Rights.  Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)  Rules Applicable to Restricted Stock, Restricted Stock Units Performance Awards and Other Stock-Based Awards. Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) with respect to Restricted Stock Awards or Restricted Stock Unit Awards subject to vesting, (A) in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death or Disability before the end of a vesting period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Restricted Stock Award or Restricted Stock Unit Award that shall vest shall be determined by the Committee; and (B) in the event the Participant ceases to be employed for any other reason, all Shares subject to the Restricted Stock Award or Restricted Stock Unit Award which are still unvested shall be forfeited; and (ii) any unvested Performance Awards or Other Stock-Based Awards shall be forfeited.

10.3. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

11.	CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2. Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment or service as a Director with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)  The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3. Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events after the date of approval of this Plan by the Board:

(a)  Over a period of 24 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either: (i) have been Board members continuously since the beginning of that period; or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to satisfy the criteria described in the preceding clause (ii);

(b)  Any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than: (i) the Company or any corporation, partnership, limited liability company, business trust, or other entity that is an Affiliate of the Company; (ii) an employee benefit plan of the Company or an Affiliate; (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate; or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities;

(c)  The consummation of a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in such transaction (a “Business Combination”), unless in connection with such Business Combination securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities (“Voting Securities”) immediately prior to such Business Combination and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to such Business Combination; or

(d)  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Voting Securities as a result of the acquisition of Voting Securities by the Company which reduces the number of Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Voting Securities that increases the percentage of outstanding Voting Securities beneficially owned by such person, a Change in Control shall then occur.

12.	PROVISIONS WITH GENERAL APPLICABILITY

12.1. Amendment and Termination of this Plan. The Board may, from time to time, alter, amend, suspend or terminate this Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend this Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend this Plan to: (a) increase the number of Shares that may be the subject of Awards under this Plan (except for adjustments pursuant to Section 12.2); (b) expand the types of awards available under this Plan; (c) materially expand the class of persons eligible to participate in this Plan; (d) amend any provision of Section 5.3 or Section 6.2(a); (e) increase the maximum permissible term of any Option or Stock Appreciation Right; (f) increase the Limitations; or (g) or otherwise materially increase the benefits accruing to Participants under this Plan. The Board may not, without the approval of the Company’s stockholders, take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, this Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2. Changes in Capital Structure. In the event of any: (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; (b) any merger, combination, consolidation, or other reorganization; (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Shares (whether in the form of securities, cash (other than regular cash dividends) or property); (d) any exchange of Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Shares; or (e) a sale of all or substantially all the business or assets of the Company as an entirety, then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan or an outstanding Award: (i) proportionately adjust any or all of: (A) the number and type of shares of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (B) the number, amount and type of shares of Shares (or other securities or property) subject to any or all outstanding Awards; (C) the grant, purchase, or exercise price of any or all outstanding Award; (D) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or (E) the performance standards applicable to any outstanding Awards; or (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Shares upon or in respect of such event. Notwithstanding the foregoing, to the extent possible, all adjustments shall be made in a manner to avoid: (i) an Award that is not already subject to Section 409A of the Code from becoming subject to Section 409A of the Code; and (ii) the imposition of penalties pursuant to Section 409A of the Code. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (i) above shall nevertheless be made.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to: (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders; or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of this Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred consistent with the requirements of Section 409A of the Code. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.5. Privileges of Stock Ownership.   No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original purchase price.

12.6. Custody. To enforce any restrictions on a Participant’s Award, the Committee may require the Participant to deposit all Award Agreements or certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

13.	COMPLIANCE MATTERS

13.1. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.2. Section 16(b) of the Exchange Act.  All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.3. Listing and Registration. (a) Each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any Shares or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of Shares or other property thereunder, no such Award may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable or necessary because of foreign, federal or state legal or regulatory requirements to suspend the period during which Options or Stock Appreciation Rights may be exercised, the Committee may, in its discretion and without the holders’ consent, so suspend such period on not less than 15 days prior written notice to the holders thereof.

(b)  At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the grant of any Award or exercise of an Option or other Award, may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto.

(c)  Unless the issuance of such Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”) (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

14.	MISCELLANEOUS

14.1. Award Agreements. Each Award Agreement shall either be: (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf; or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of this Plan.

14.2. Tax Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, including amounts from any other sums or property due or to become due from the Company to the Participant, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company may withhold such Shares having a value equal to the amount required to be withheld. When a Participant who is subject to Section 16 of the Exchange Act is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Fair Market Value per Share of such Shares on the date the benefit is to be included in Participant’s income. In no event shall the Fair Market Value per Share of the Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Options.

14.3. No Right of Employment or Service and No Claims to Awards. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing in this Plan nor the grant of an Award hereunder shall confer upon any Employee, Director of Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under this Plan) any such Employee, Director or Consultant at any time for any reason. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Employees or Participants under this Plan. In the case of any Employee on an approved leave of absence, the Committee may make such provisions with respect to continuance of Awards previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

14.4. Substitute Awards. Notwithstanding any other provision of this Plan, the terms of Substitute Awards may vary from the terms set forth in this Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14.5. Nature of Payments. All Awards made pursuant to this Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under this Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

14.6. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.7. Severability. If any provision of this Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall: (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of this Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Plan, and if the making of any payment in full or the provision of any other benefit required under this Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Plan.

14.8. Construction. As used in this Plan, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

14.9. Unfunded Status of this Plan. This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

14.10. Governing Law. This Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

14.11. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

14.12. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the U.S. Securities and Exchange Commission “SEC”)) any of: (a) the offer or issuance of any Award; (b) any Shares issuable upon the exercise of any Award; or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

14.13. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

14.14. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

EXHIBIT B

CERTIFICATE OF AMENDMENT

OF THE

AMENDED CERTIFICATE OF INCORPORATION

OF

AEON GLOBAL HEALTH CORP.

Aeon Global Health Corp. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST:	The name of the Corporation is Aeon Global Health Corp.

SECOND:	The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was April 10, 1992.

THIRD:	The Board of Directors of said Corporation adopted a resolution proposed and declaring advisable the amendments to the Certificate of Incorporation of said Corporation as set forth herein.

FOURTH:	The Amended Certificate of Incorporation of the Corporation is amended to amend Section 1(i) of ARTICLE ELEVENTH thereof, as follows:

ELEVENTH.	Restrictions on Transfers of Shares.

Section 1.     Definitions. As used in this ARTICLE ELEVENTH, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation §1.382–2T, 1-382-3 and 1.382-4 shall include any successor provisions):

(a)      “4.9-percent Transaction” means any Transfer described in clause (a) or (b) of Article 11.2.

(b)     “4.9-percent Shareholder” a Person with a Percentage Share Ownership of 4.9% or more.

(c)     “Agent” has the meaning set forth in Article 11.5.

(d)      “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the rulings issued thereunder.

(e)     “Common Shares” means any interest in Common Stock of the Corporation.

(f)     “Corporation Security” or “Corporation Securities” means (i) Common Shares, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation §§ 1.382-2T(h)(4)(v) and 1.382-4) to purchase Securities of the Corporation, and (iv) any Shares.

(g)     “Effective Date” means the date of filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

(h)     “Excess Securities” has the meaning given such term in Article 11.4.

(i)     “Expiration Date” means the earlier of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article 11 is no longer necessary for the preservation of Tax Benefits, (ii) the beginning of a taxable year of the Corporation to which the Board of Directors determines that no Tax Benefits may be carried forward, (iii) such date as the Board of Directors shall in good faith determine that it is in the best interests of the Corporation and its stockholders for the transfer limitations in this Article 11 to expire.

(j)     “Percentage Share Ownership” means the percentage Share Ownership interest of any Person for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation §§ 1.382-2T(g), (h), and (k) and 1.382-4 or any successor provision.  For the sole purpose of determining the Percentage Share Ownership of any entity (and not for the purpose of determining the Percentage Share Ownership of any other Person), Corporation Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation §1.382-2T(h)(2)(i)(A).

(k)     “Person” means any individual, firm, corporation, business trust, joint stock company, partnership, trust, limited liability company, limited partnership, or other legal entity, including a group of persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity; provided, however, that the term Person shall not include a Public Group.

(l)     “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(m)     “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article 11.

(n)     “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(o)     “Purported Transferee” has the meaning set forth in Article 11.4.

(p)     “Securities” and “Security” each has the meaning set forth in Article 11.7.

(q)     “Share Ownership” means any direct or indirect ownership of Shares, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

(r)     “Shares” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(s)     “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(t)     “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person, other than the Corporation, that alters the Percentage Share Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation §§ 1.382-2T(h)(4)(v) and 1.382-4). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Shares by the Corporation.

(u)     “Transferee” means any Person to whom Corporation Securities are Transferred.

(v)     “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

Section 2.     Transfer And Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article 11 any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, subject to the exceptions set forth in Article 11.3, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of related Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.9-percent Shareholder or (b) the Percentage Share Ownership in the Corporation of any 4.9-percent Shareholder would be increased. The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible or CDS-eligible and shall not preclude either the transfer to DTC, CDS or to any other securities intermediary, as such term is defined in § 8-102(14) of the Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that if such transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Article 11.

Section 3.     Exceptions; Waiver of Transfer and Ownership Restrictions.

(a)     Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to Article 11.2 shall nonetheless be permitted if (i) prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after the transaction is consummated), the Board of Directors (or a duly authorized committee thereof) approves the Transfer in accordance with Sections 3(b) or 3(c) of this Article 11 (such approval may relate to a Transfer or series of identified Transfers), (ii) such Transfer is pursuant to any transaction, including, but not limited to, a merger or consolidation, in which all holders of Corporation Securities receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquiror will own at least a majority of the outstanding shares of Common Stock or (iii) such Transfer is a Transfer to an underwriter for distribution in a public offering; provided, however, that Transfers by such underwriter to purchasers in such offering remain subject to this Article 11.

(b)     The restrictions contained in this Article 11 are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in Article 11.2 shall not apply, however, to a proposed Transfer that is a 4.9-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors (or a duly authorized committee thereof) in the manner described below. In connection therewith, and to provide for effective oversight of these provisions, any Person who desires to effect a 4.9-percent Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors (or a duly authorized committee thereof) review the Proposed Transaction and authorize or not authorize the Proposed Transaction in accordance with this Article 11.3(b). A Request shall be mailed or delivered to the Secretary of the Corporation at the Corporation’s principal place of business. Such Request shall be deemed to have been received by the Corporation when actually received by the Corporation. A Request shall include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and Percentage Stock Ownership of Corporation Securities then beneficially owned by the Requesting Person; (iii) a reasonably detailed description of the Proposed Transaction or Proposed Transactions for which the Requesting Person seeks authorization; and (iv) a request that the Board of Directors authorize the Proposed Transaction pursuant to this Article 11.3(b). The Board of Directors shall, in good faith, endeavor to respond to each Request within twenty (20) Business Days of receiving such Request. The Board of Directors may authorize a Proposed Transaction if it determines that the Proposed Transaction would not jeopardize the Corporation’s ability to preserve and use the Tax Benefit. Further, the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is otherwise in the best interests of the Corporation. Any determination by the Board of Directors not to authorize a Proposed Transaction shall cause such Proposed Transaction to be deemed a Prohibited Transfer. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with authorizing any Proposed Transaction. In addition, the Board of Directors may require an affidavit or representations from such Requesting Person or opinions of counsel to be rendered by counsel selected by the Requesting Person (and reasonably acceptable to the Board of Directors), in each case, as to such matters as the Board of Directors may reasonably determine with respect to the preservation of the Tax Benefits. Any Requesting Person who makes a Request to the Board of Directors shall reimburse the Corporation, within thirty (30) days of demand therefor, for all reasonable out-of-pocket costs and expenses incurred by the Corporation with respect to any Proposed Transaction, including, without limitation, the Corporation’s reasonable costs and expenses incurred in determining whether to authorize the Proposed Transaction, which costs may include, but are not limited to, any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto.

(c)     Notwithstanding the foregoing, the Board of Directors may determine that the restrictions set forth in Article 11.2 shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to Article 11.3(b), subject to any conditions that it deems reasonable and appropriate in connection therewith.

(d)     The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article 11.3 through duly authorized officers or agents of the Corporation. Nothing in this Article 11.3 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Section 4.       Excess Securities.

(a)     No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of a stockholder of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Article 11.5 or until an approval is obtained under Article 11.3. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Article 11.4 or Article 11.5 shall also be a Prohibited Transfer.

(b)     The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its share transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article 11, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of shares and other evidence that a Transfer will not be prohibited by this Article 11 as a condition to registering any transfer.

Section 5.     Transfer To Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent to the Purported Transferee within 20 days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers (which may include the Corporation) the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Article 11.6 if the Agent rather than the Purported Transferee had resold the Excess Securities.

Section 6.          Application Of Proceeds And Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Prohibited Transfer without consideration, the fair market value, (1) calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer or, (2) if the Corporation Securities are not listed or admitted to trading on any stock exchange but are traded in the over-the-counter market, calculated based upon the difference between the highest bid and lowest asked prices, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system on the day before the Prohibited Transfer or, if none, on the last preceding day for which such quotations exist, or (3) if the Corporation Securities are neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then as determined in good faith by the Board of Directors, which amount shall be determined at the discretion of the Board of Directors); and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Article 11.6. In no event shall the proceeds of any sale of Excess Securities pursuant to this Article 11.6 inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.

Section 7.     Modification Of Remedies For Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause (i) any Person to become a 4.9-percent Shareholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.9-percent Shareholder to be increased, the application of Article 11.5 and Article 11.6 shall be modified as described in this Article 11.7. In such a case, no such 4.9-percent Shareholder shall be required to dispose of any interest that is not a Security, but such 4.9-percent Shareholder and/or any Person whose ownership of Securities is attributed to such 4.9-percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-percent Shareholder, following such disposition, not to be in violation of this Article 11. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Article 11.5 and Article 11.6, except that the maximum aggregate amount payable either to such 4.9-percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.9-percent Shareholder or such other Person. The purpose of this Article 11.7 is to extend the restrictions in Article 11.2 and Article 11.5 to situations in which there is a 4.9-percent Transaction without a direct Transfer of Securities, and this Article 11.7, along with the other provisions of this Article 11, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

Section 8.     Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Article 11.5, then the Corporation shall promptly take all cost effective actions which it believes are appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Article 11.8 shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article 11 being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Article 11.5 to constitute a waiver or loss of any right of the Corporation under this Article 11. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article 11.

Section 9.      Obligation To Provide Information. As a condition to the registration of the Transfer of any Corporation Securities, any Person who is a beneficial, legal or record holder of Corporation Securities, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may reasonably request from time to time in order to determine compliance with this Article 11 or the status of the Tax Benefits of the Corporation.

Section 10.     Legends. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of Corporation Securities that are subject to the restrictions on transfer and ownership contained in this Article 11 bear the following legend:

“THE AMENDED CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) OF THE CORPORATION CONTAINS RESTRICTIONS CONCERNING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) AS DESCRIBED IN ARTICLE ELEVENTH OF SUCH AMENDED CERTIFICATE OF INCORPORATION. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article 11 for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

Section 11.     Authority Of Board Of Directors.

(a)      All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors in its sole discretion.

(b)     The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article 11, including, without limitation, (i) the identification of 4.9-percent Shareholders, (ii) whether a Transfer is a 4.9-percent Transaction or a Prohibited Transfer, (iii) the Percentage Share Ownership in the Corporation of any 4.9-percent Shareholder, (iv) whether an instrument constitutes a Corporation Security, and (v) the amount (or fair market value) due to a Purported Transferee pursuant to Article 11.6. In addition, the Board of Directors may, to the extent permitted by applicable law, from time to time and subject to the terms hereof and thereof, establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article 11 for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article 11.

(c)     Notwithstanding anything herein to the contrary, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article 11, (ii) modify the definitions of any terms set forth in this Article 11 (other than the term “Expiration Date”) or (iii) modify the terms of this Article 11 (other than the Expiration Date) as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(d)     In the case of an ambiguity in the application of any of the provisions of this Article 11, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article 11 requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article 11. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article 11. The Board of Directors may delegate all or any portion of its duties and powers under this Article 11 to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article 11 through duly authorized officers or agents of the Corporation. Nothing in this Article 11 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Section 12.     Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article 11. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

Section 13.     Benefits Of This Article 11. Nothing in this Article 11 shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article 11. This Article 11 shall be for the sole and exclusive benefit of the Corporation and the Agent.

Section 14.     Severability. The purpose of this Article 11 is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article 11 or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article 11.

Section 15.     Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article 11, (a) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

FIFTH:

That at a meeting and vote of stockholders, duly held on December 6, 2018, upon notice and in accordance with Section 222 of the General Corporation Law of the State of Delaware, a majority of stockholders have given consent to said amendment.

SIXTH:

This Certificate of Amendment to the Certificate of Incorporation, as amended, has been duly adopted by the Board and stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH:	That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing with the Secretary of the State of Delaware.

IN WITNESS WHEREOF, Aeon Global Health Corp. has caused this Certificate of Amendment to the Certificate of Incorporation, as amended, to be signed by its duly authorized Chief Financial Officer this      day of December, 2018.

AEON GLOBAL HEALTH CORP.

By:
Name:
Title: Chief Financial Officer

Fitch Proof - 10110- Aeon Global Proxy Card - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AEON GLOBAL HEALTH CORP.

As a stockholder of Aeon Global Health Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 5, 2018.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NOS. 2 THROUGH 6 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTER COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors

(01) Hanif A. Roshan
(02) Charles C. Lucas
(03) Mustafa Chagani
(04) Varinder S. Rathore

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. An Advisory vote regarding the approval of compensation paid to our named executive officers.	☐	☐	☐
3. Approval of amendments to the Company's 2011 Omnibus Equity Incentive Plan.	☐	☐	☐
4. Approval of an amendment to the Company's Certificate of Incorporation to preserve the tax treatment of net operating losses and other tax benefits.	☐	☐	☐
5. Ratification of independent registered public accounting firm.	☐	☐	☐
6. Authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 or 4.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS 1,2,3,4,5 AND 6.

CONTROL NUMBER

Signature ____________________ Signature ____________________ Date __________, 2018

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Fitch Proof - 10110- Aeon Global Proxy Card - Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AEON GLOBAL HEALTH CORP.

The undersigned appoints Charles C. Lucas and Hanif A. Roshan and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of common stock of Aeon Global Health Corp. held of record by the undersigned at the close of business on October 19, 2018 at the Annual Meeting of Stockholders of Aeon Global Health Corp., to be held on December 6, 2018, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE NOMINEES LISTED IN PROPOSAL 1 TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(continued and to be marked, dated and signed, on the other side)